SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities

                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                      _X__
Filed by a Party other than the Registrant   ____
                  Check the appropriate box:

_X__     Preliminary Proxy Statement   ____ Confidential, for Use of  the
                                            Commission Only  (as permitted by
                                            Rule 14a-6(e)(2))
____     Definitive Proxy Statement
____     Definitive additional materials
____     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         AETNA VARIABLE PORTFOLIOS, INC.
                        AETNA GENERATION PORTFOLIOS, INC.
                             AETNA BALANCED VP, INC.
                                 AETNA GET FUND
                           AETNA VARIABLE ENCORE FUND
                               AETNA INCOME SHARES
                               AETNA VARIABLE FUND
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

_X__    No fee required.
____    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

____     Fee paid previously with preliminary materials:

____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                                                                  J. Scott Fox
                                                                  President

October [  ], 2000

Dear Contract Holder/Participant:

         Aetna Inc. ("Aetna"), the indirect parent company of Aeltus Investment Management, Inc. ("Aeltus"), the investment adviser to certain variable funds (each a "Fund") offered through variable annuity or variable life contracts, has entered into an agreement to sell its financial services and international businesses, including Aeltus, to ING Groep N.V. ("ING"). Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management. A more thorough description of ING's businesses is contained in the proxy statement.

         At the shareholder meeting on November 22, 2000, you will be asked to approve a new advisory agreement for your Fund (and, if you are a shareholder of Aetna Technology VP, a new subadvisory agreement) to take effect after the closing of the transaction. With the exception of the effective dates of the agreements and the extension of expense limitation provisions through December 31, 2001 for certain Funds, these new agreements are the same in all material respects as those currently in effect. If the agreements are approved, Aeltus will continue to manage the Funds following the transaction. Approval of the new advisory and subadvisory agreements is sought so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction. At the shareholder meeting, you also will be asked to ratify the selection of the independent auditors, to elect Directors or Trustees, as applicable, for your Fund and, in certain cases, to approve an amendment to your Fund's Declaration of Trust.

         After careful consideration, the Board of your Fund unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

         Your vote is important regardless of the number of shares you own. Please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received by no later than the time of the shareholder meeting on November 22, 2000.

         If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one proxy card or authorization card, as applicable, for each account. Please vote and return each proxy or authorization card that you receive.

         If you have any questions before you vote, please call 1-800-646-7628. We'll help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
/s/ J. SCOTT FOX
J. Scott Fox
(enclosures)

                           NOTICE OF SPECIAL MEETINGS
                             OF THE SHAREHOLDERS OF

                                 AETNA GET FUND

                        Aetna Variable Encore Fund d/b/a
                              AETNA MONEY MARKET VP

                            Aetna Income Shares d/b/a
                                  AETNA BOND VP

                            Aetna Variable Fund d/b/a
                           AETNA GROWTH AND INCOME VP
                         AETNA VARIABLE PORTFOLIOS, INC.
                        AETNA GENERATION PORTFOLIOS, INC.
                             AETNA BALANCED VP, INC.

              (each a "Company" and collectively, the "Companies")

         Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of each Company listed above, or, if applicable, each of its portfolios that is listed on Appendix 1 to the Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, where applicable, with those Companies that do not have any portfolios, the "Funds"), will be held on November 22, 2000, at 10:00 a.m., Eastern time, at 10 State House Square, Hartford, Connecticut 06103-3602 for the following purposes:

1. For shareholders of all the Funds, to consider the election of 8 Directors or Trustees, as applicable, to serve until their successors are elected and qualified;

2. For shareholders of all the Funds, to approve or disapprove new Investment Advisory Agreements between the applicable Company, on behalf of the Funds (where applicable), and Aeltus Investment Management, Inc. ("Aeltus") to reflect the pending acquisition of the financial services and international businesses of Aetna Inc. ("Aetna"), of which Aeltus is an indirect wholly owned subsidiary, by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Aeltus;

3. For shareholders of Aetna Technology VP, to approve or disapprove a new Subadvisory Agreement among Aetna Variable Portfolios, Inc., on behalf of the Fund, Aeltus and Elijah Asset Management, LLC ("EAM") to reflect the pending acquisition of the financial services and international businesses of Aetna by ING, with no change in the subadvisory fee payable to EAM;

4. For shareholders of Aetna Variable Encore Fund d/b/a Aetna Money Market VP, Aetna Income Shares d/b/a Aetna Bond VP, Aetna Variable Fund d/b/a Aetna Growth and Income VP and the Series of Aetna GET Fund, to approve or disapprove an amendment to the applicable Company's Declaration of Trust;

5. For shareholders of all the Funds, to ratify or reject the selection of KPMG LLP as independent auditors for the Funds for the fiscal year ending December 31, 2001; and

6. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

         Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting.

         Shareholders of record at the close of business on September 27, 2000 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZATION CARD, AS APPLICABLE, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though an authorization card has already been returned.

                                                     By Order of the Boards,


                                                     Daniel E. Burton
                                                     Secretary

October [  ], 2000

                                 AETNA GET FUND

                        Aetna Variable Encore Fund d/b/a
                              AETNA MONEY MARKET VP

                            Aetna Income Shares d/b/a
                                  AETNA BOND VP

                            Aetna Variable Fund d/b/a
                           AETNA GROWTH AND INCOME VP
                         AETNA VARIABLE PORTFOLIOS, INC.
                        AETNA GENERATION PORTFOLIOS, INC.
                             AETNA BALANCED VP, INC.

       IMPORTANT NEWS FOR SHAREHOLDERS, CONTRACT HOLDERS AND PARTICIPANTS

         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. Aetna Inc. ("Aetna"), the indirect parent company of Aeltus Investment Management, Inc. ("Aeltus"), the investment adviser to certain variable funds (each a "Fund") offered through variable annuity or variable life contracts, has agreed to sell its financial services and international businesses, including Aeltus, to ING Groep N.V. ("ING"). Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management. After completion of the transaction, Aetna's financial services and international businesses will be owned 100% by ING.

         To ensure that there is no interruption in the services Aeltus provides to your Fund, we are asking the shareholders of each Fund to approve a new investment advisory agreement. The most important matters to be voted upon by you are approval of the new investment advisory agreement and the election of Board Members. Shareholders of Aetna Technology VP are also being asked to approve a new subadvisory agreement with Elijah Asset Management, LLC ("EAM"), the subadviser to that Fund. The following pages give you additional information about ING, the new investment advisory and subadvisory agreements and certain other matters. The Board Members of your Fund, including those who are not affiliated with the Fund, Aeltus, ING, EAM or any of their affiliates, recommend that you vote FOR these proposals.

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one proxy or authorization card for each Fund you own -- because you have the right to vote on important proposals concerning your investment in the Fund. Although various Aetna entities are, in most cases, the true "shareholders" of the Funds, variable annuity and variable life contract holders (or participants under group contracts, as applicable) generally have the right to instruct those Aetna entities how to vote their interests regarding the proposals set forth in the proxy statement, including the consideration of new investment advisory and subadvisory agreements. Therefore, references to shareholders throughout the proxy materials usually can be read to include contract holders and participants.

Q.       WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Fund, you will receive a proxy card or authorization card, as applicable, for each Fund that you own.

Q. WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS?

A. The Aetna-ING transaction will result in a change in ownership of Aetna's financial services and international businesses, which may be deemed to cause a "change in control" of Aeltus, even though the services provided by Aeltus to the Funds are not expected to be materially affected as a result. A "change in control" may cause each Fund's investment advisory agreement with Aeltus and the subadvisory agreement with EAM for Aetna Technology VP, to which Aeltus is a party, to terminate.

         To ensure continuity of service, we are seeking shareholder approval of a new investment advisory agreement with your Fund and, for Aetna Technology VP, a new subadvisory agreement with EAM.

Q.       HOW WILL THE AETNA-ING TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. We do not expect the transaction to affect you as a Fund shareholder. Your Fund and its investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment advisory and subadvisory agreements are the same in all material respects as the current agreements, with the exception of the effective dates of the agreements and, in certain cases, the extension of expense limitation provisions through December 31, 2001.

         If shareholders do not approve the new investment advisory or subadvisory agreements, the current agreements will terminate upon the close of the transaction (Aetna's goal is to complete the transaction during the fourth quarter of 2000) and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q. WILL THE INVESTMENT ADVISORY AND SUBADVISORY FEES INCREASE AS A RESULT OF THE TRANSACTION?

A. No, the proposals to approve the new agreements seek no increase in the investment advisory and subadvisory fee rates.

Q.       WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. As noted above, you are being asked to reelect the current members of the Board, except for one individual who is not standing for reelection as a Director. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants. In addition, shareholders of Funds established as Massachusetts business trusts are being asked to approve an amendment to their Declarations of Trust.

Q.       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund, Aeltus, ING, EAM or their affiliates, recommend that you vote FOR the Proposals.

Q.       WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A.       No, Aeltus, ING and/or their affiliates will bear these costs.

Q.       WHOM DO I CALL FOR MORE INFORMATION?

A.       Please call Aetna's proxy representative at 1-800-646-7628.

                               PRELIMINARY COPIES

                                 AETNA GET FUND

                        Aetna Variable Encore Fund d/b/a
                              AETNA MONEY MARKET VP

                            Aetna Income Shares d/b/a
                                  AETNA BOND VP

                            Aetna Variable Fund d/b/a
                           AETNA GROWTH AND INCOME VP
                         AETNA VARIABLE PORTFOLIOS, INC.
                        AETNA GENERATION PORTFOLIOS, INC.
                             AETNA BALANCED VP, INC.

              (each a "Company" and collectively, the "Companies")

                              151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 (800) 262-3862

                                 PROXY STATEMENT
                                October [ ], 2000

         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meetings (each a "Proposal") on the previous page for each Company listed above, or, if applicable, each of its portfolios that is listed on Appendix 1 to the Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, where applicable, with those Companies that do not have any portfolios, the "Funds"). Each Company's Board of Directors or Trustees, as applicable (collectively, the "Board"), is soliciting your vote for a Special Meeting of Shareholders of each Fund (the "Special Meeting") to be held at 10 State House Square, Hartford, Connecticut 06103-3602, on November 22, 2000, at 10:00 a.m., Eastern time, and, if the Special Meeting is adjourned, at any adjournment of that Meeting.

Solicitation of Proxies

         The Board is soliciting votes from shareholders of a Fund only with respect to the particular Proposals that affect that Fund. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card or authorization card, as applicable, on or about October 16, 2000. The following table identifies the Funds entitled to vote on each Proposal.


                                                                         Proposal


                                       1.                  2.                 3.                4.                5.
                                                        Approval of                        Approval of        Ratification
                                  Election of           Investment        Approval of     Amendment to       of Selection
                                  Directors or          Advisory          Subadvisory     Declaration             of
      Fund                          Trustees            Agreement         Agreement         of Trust           Auditors

AETNA GET FUND

Aetna GET Fund, Series C               |X|                |X|                                  |X|               |X|
Aetna GET Fund, Series D               |X|                |X|                                  |X|               |X|
Aetna GET Fund, Series E               |X|                |X|                                  |X|               |X|
Aetna GET Fund, Series G               |X|                |X|                                  |X|               |X|
Aetna GET Fund, Series H               |X|                |X|                                  |X|               |X|
Aetna GET Fund, Series I               |X|                |X|                                  |X|               |X|
Aetna GET Fund, Series J               |X|                |X|                                  |X|               |X|
Aetna GET Fund, Series K               |X|                |X|                                  |X|               |X|
Aetna Variable Encore Fund             |X|                |X|                                  |X|               |X|
d/b/a AETNA MONEY MARKET VP
Aetna Income Shares d/b/a              |X|                |X|                                  |X|               |X|
AETNA BOND VP
Aetna Variable Fund d/b/a              |X|                |X|                                  |X|               |X|
AETNA GROWTH AND INCOME VP
AETNA VARIABLE
PORTFOLIOS, INC.
Aetna Growth VP                        |X|                |X|                                                    |X|
Aetna International VP                 |X|                |X|                                                    |X|
Aetna Small Company VP                 |X|                |X|                                                    |X|
Aetna Value Opportunity VP             |X|                |X|                                                    |X|
Aetna Technology VP                    |X|                |X|                |X|                                 |X|
Aetna Index Plus Large Cap VP          |X|                |X|                                                    |X|
Aetna Index Plus Mid Cap VP            |X|                |X|                                                    |X|
Aetna Index Plus Small Cap VP          |X|                |X|                                                    |X|
AETNA GENERATION PORTFOLIOS,INC.
Aetna Ascent VP                        |X|                |X|                                                    |X|
Aetna Crossroads VP                    |X|                |X|                                                    |X|
Aetna Legacy VP                        |X|                |X|                                                    |X|
AETNA BALANCED VP, INC.                |X|                |X|                                                    |X|



         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

         Copies of each Company's Annual Report for the fiscal year ended December 31, 1999, and its Semi-Annual Report for the period ended June 30, 2000, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to Aetna Financial Services, 151 Farmington Avenue, Hartford, Connecticut, 06156, Attention: Sharon McGarry, TS41, or by calling 1-800-262-3862.

                                GENERAL OVERVIEW

         On July 19, 2000, Aetna Inc. ("Aetna") entered into an agreement to sell certain of its businesses, including Aeltus Investment Management, Inc. ("Aeltus"), to ING Groep N.V. ("ING") (the "Transaction"). ING is a global financial institution active in the fields of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of June 30, 2000, ING had total assets of approximately $531.8 billion and assets under management of approximately $344.5 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc., ING Investment Management Advisors B.V., ReliaStar Financial Corp., Furman Selz Capital Management LLC and ING Investment Management LLC. Consummation of the Transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Aetna's goal is to close the Transaction during the fourth quarter of 2000.

         The Fund operations of Aeltus are not expected to be materially affected by the Transaction. Aeltus does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Funds in connection with the Transaction. Following the Transaction, ING anticipates that it will evaluate capabilities across the ING companies and, where appropriate, will consider changes designed to maximize investment capabilities and achieve expense and resource efficiencies.

         ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                            MATTERS TO BE ACTED UPON

                                 PROPOSAL NO. 1
                        ELECTION OF DIRECTORS OR TRUSTEES

The Board of each Company has nominated 8 individuals (the "Nominees") for election to the Board. Shareholders are being asked to elect the Nominees to serve as Directors or Trustees, as applicable, each to serve until his or her successor is duly elected and qualified. (For ease of reference, the term "Director" shall hereinafter be used to refer to both Directors and Trustees unless the context requires otherwise.) Pertinent information about each Nominee is set forth below. Each Nominee is currently a Director of each Company and has consented to continue to serve as a Director if reelected by shareholders.

Information Regarding Nominees

         Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the Investment Company Act, by virtue of that person's affiliation with any of the Funds, Aeltus, ING or any of their affiliates. The business address of each Nominee is 10 State House Square, Hartford, Connecticut 06103-3602.

    Name and Age              Position(s) Held With                  Principal Occupation During Past 5 Years
                                   each Company

J. Scott Fox*                 Director and President   Director,   Managing  Director,  Chief  Operating  Officer  and  Chief
(Age 45)                      (Principal Executive     Financial  Officer,  Aeltus Investment  Management,  Inc.  (investment
                              Officer (since 1997).    adviser),  April 1994 to present;  Director,  Managing Director, Chief
                                                       Operating Officer and Chief Financial  Officer,  Aeltus Capital,  Inc.
                                                       (broker-dealer),   February  1995  to  present;   Director,   Managing
                                                       Director,  Chief Operating Officer and Chief Financial Officer, Aeltus
                                                       Trust Company, May 1996 to present; Senior Vice  President--Operations
                                                       (Interim Assignment),  Aetna Life Insurance and Annuity Company, March
                                                       1997 to  December  1997;  Director  and  President,  December  1997 to
                                                       present (Vice  President and Treasurer,  March 1996 to December 1997),
                                                       Aetna Series Fund, Inc. (since 1997).

Albert E. DePrince, Jr.       Director (since 1998).   Director,  Business and Economic  Research  Center,  and  Professor of
(Age 59)                                               Economics and Finance,  Middle  Tennessee  State  University,  1991 to
                                                       present; Director, Aetna Series Fund, Inc. (since 1998).

Maria T. Fighetti             Director, Aetna          Associate  Commissioner  for  Contract  Management  (1996 to present),
(Age 56)                      Generation Portfolios,   Manager/Attorney  (1973 to  1996),  Health  Services,  New  York  City
                              Inc. (since 1994),       Department of Mental Health,  Mental Retardation and Alcohol Services;
                              Aetna Balanced VP,       Director, Aetna Series Fund, Inc. (since 1994).
                              Inc. (since 1994) and
                              Aetna Variable
                              Portfolios, Inc.
                              (since 1996); Trustee,
                              Aetna Variable Fund
                              (since 1994), Aetna
                              Income Shares (since
                              1994), Aetna Variable
                              Encore Fund (since
                              1994), Aetna GET
                              Fund (since 1994).

David L. Grove                Director, Aetna          Private  Investor;  Economic/Financial  Consultant,  1985 to  present;
(Age 82)                      Generation Portfolios,   Director, Aetna Series Fund, Inc. (since 1991).
                              Inc. (since 1994),
                              Aetna Balanced VP,
                              Inc. (since 1988) and
                              Aetna Variable
                              Portfolios, Inc.
                              (since 1996); Trustee,
                              Aetna Variable Fund
                              (since 1984), Aetna
                              Income Shares (since
                              1984), Aetna Variable
                              Encore Fund (since
                              1984), Aetna GET Fund
                              (since 1987).

John Y. Kim*                  Director (since 1997).   Director,  President,  Chief  Executive  Officer and Chief  Investment
(Age 40)                                               Officer, Aeltus Investment Management, Inc., December 1995 to present;
                                                       Director and President, Aeltus Capital, Inc., March 1996 to present;
                                                       President, Aetna Life  Insurance and Annuity Company, May 2000 to
                                                       September 2000;  Chief Investment Officer, Aetna Life Insurance and
                                                       Annuity Company, May 2000 to present; Director, Aetna Life  Insurance and
                                                       Annuity Company, February 1995 to September 2000; Senior Vice President,
                                                       Aetna Life  Insurance and Annuity Company, September 1994 to May
                                                       2000 and  September  2000 to present; Director, President, Chief
                                                       Executive Officer and Chief Investment Officer, Aeltus Trust Company,
                                                       May 1996 to present; Director and President, Aetna Investment Adviser
                                                       Holding  Company, Inc., May 2000 to present; Director, Aetna Retirement
                                                       Services, Inc., May 2000 to present; Vice President, Aetna Life Insurance
                                                       Company,  September  1992 to present; Director, Aetna Series Fund,  Inc.
                                                       (since 1997).

Sidney Koch                   Director, Aetna          Financial Adviser,  self-employed,  January 1993 to present; Director,
(Age 65)                      Generation Portfolios,   Aetna Series Fund, Inc. (since 1994).
                              Inc. (since 1994),
                              Aetna Balanced VP,
                              Inc. (since 1994) and
                              Aetna Variable
                              Portfolios, Inc.
                              (since 1996); Trustee,
                              Aetna Variable Fund
                              (since 1994), Aetna
                              Income Shares (since
                              1994), Aetna Variable
                              Encore Fund (since
                              1994), Aetna GET Fund
                              (since 1994).

Corine T. Norgaard            Director, Aetna          Dean of the Barney School of Business,  University  of Hartford  (West
(Age 63)                      Generation Portfolios,   Hartford, CT), August 1996 to present; Professor,  Accounting and Dean
                              Inc. (since 1994),       of the School of Management, SUNY Binghamton (Binghamton,  NY), August
                              Aetna Balanced VP,       1993 to August  1996;  Director,  Advest  Bank & Trust,  April 1997 to
                              Inc. (since 1988) and    present;  Director,  MassMutual Participation Investors and MassMutual
                              Aetna Variable           Corporate Investors (closed-end investment  companies),  April 1998 to
                              Portfolios, Inc.         present; Director, Aetna Series Fund, Inc. (since 1991).
                              (since 1996); Trustee,
                              Aetna Variable Fund
                              (since 1984), Aetna
                              Income Shares (since
                              1984), Aetna Variable
                              Encore Fund (since
                              1984), Aetna GET Fund
                              (since 1987).

Richard G. Scheide            Director, Aetna          Principal,   LoBue   Associates  Inc.  (wealth   management   industry
(Age 71)                      Generation Portfolios,   consultants),  October  1999 to  present;  Trust and  Private  Banking
                              Inc. (since 1994),       Consultant, David Ross Palmer Consultants,  July 1991 to October 1999;
                              Aetna Balanced VP,       Director, Aetna Series Fund, Inc. (since 1993).
                              Inc. (since 1994) and
                              Aetna Variable
                              Portfolios, Inc.
                              (since 1996); Trustee,
                              Aetna Variable Fund
                              (since 1994), Aetna
                              Income Shares (since
                              1994), Aetna Variable
                              Encore Fund (since
                              1994), Aetna GET Fund
                              (since 1994).


Director Not Standing for Reelection

         Shaun P. Mathews, a former Director of each Company and an officer of several affiliates of Aeltus, resigned as a Board member effective August 30, 2000 to permit the Company to comply with a regulatory requirement that during the three year period immediately following the change in control of a fund's investment adviser at least 75% of the fund's board must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act of 1940 (the "Investment Company Act") (see "General Information: Section 15(f) of the Investment Company Act" below).

Ownership of Fund Shares

         To the best of each Company's knowledge, as of August 31, 2000, no Director owned 1% or more of the outstanding shares of any Fund, and the Directors of the Funds owned, as a group, less than 1% of the shares of each Fund.

Committees

         Audit Committee. The Board has an Audit Committee whose function is to assist the Board in fulfilling its responsibilities to shareholders of the Funds relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, David L. Grove, Sidney Koch, Corine T. Norgaard, and Richard G. Scheide. Mr. Scheide and Ms. Fighetti serve as Chairperson and Vice Chairperson, respectively, of the Committee. During the fiscal year ended December 31, 1999, the Audit Committee met twice.

         Contracts Committee. The Board has a Contracts Committee whose function is to review the Funds' contractual arrangements, including investment advisory, subadvisory, distribution and administrative contracts, at least annually in connection with considering the continuation of those contracts. The Committee also may meet any time there is a proposal to materially amend any of those contracts. The Contracts Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, David L. Grove, Sidney Koch, Corine T. Norgaard, and Richard G. Scheide. Dr. DePrince and Dr. Grove serve as Chairperson and Vice Chairperson, respectively, of the Committee. The Contracts Committee met twice during the fiscal year ended December 31, 1999.

         Nominating Committee. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill independent Director vacancies on the Board. The Nominating Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, David L. Grove, Sidney Koch, Corine T. Norgaard, and Richard G. Scheide. Mr. Koch serves as Chairperson of the Committee. The Companies do not currently have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the applicable Company. During the fiscal year ended December 31, 1999, the Nominating Committee did not meet.

         During the fiscal year ended December 31, 1999, the Board of each Company held five meetings, except Aetna GET Fund and Aetna Variable Encore Fund d/b/a Aetna Money Market VP which held six meetings and four meetings, respectively. Each Director attended 100% of the aggregate of the total number of Board meetings and meetings held by all committees of the Board on which he or she served.

Executive Officers of each Company

         Each Company's officers are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The executive officers of each Company, together with such person's position with the Company and principal occupation for the last five years, are listed in Appendix 4 attached hereto.

Remuneration of Directors and Officers

         For service on each Company's Board and the boards of other investment companies in the Aetna fund complex, each Director who is not an "interested person" of Aeltus is entitled to receive (i) an annual retainer of $48,000, payable in equal quarterly installments; (ii) $5,000 per meeting for each Board meeting in which the Director participates; (iii) $5,000 per meeting for each Contracts Committee meeting in which the Director participates; (iv) $3,000 per meeting, other than for a Contracts Committee meeting and the two regular Audit Committee meetings, for each committee meeting in which the Director participates; (v) $500 per meeting for each telephone conference meeting in which the Director participates; (vi) $10,000 per annum for serving as Chairperson of the Contracts Committee, payable in equal quarterly installments;
(vii) $5,000 per annum for serving as Chairperson of the Audit Committee, payable in equal quarterly installments; (viii) $5,000 per annum for serving as Chairperson of the Nominating Committee (in periods in which the Committee has operated), payable in equal quarterly installments; (ix) $5,000 and $2,500 per annum for serving as Committee Vice Chairman of the Contracts and Audit Committees, respectively, payable in equal quarterly installments; and (x) reimbursement for out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by Aeltus for which the Directors serve in common as directors as of the date the payment is due. None of the Directors is entitled to receive pension or retirement benefits.

         The following table sets forth the compensation paid to each of the Directors for the fiscal year ended December 31, 1999. Directors and officers of each Company who are also directors, officers or employees of Aetna and its affiliates were not entitled to receive any compensation from the Company. In the row titled "Total Compensation from Companies and Fund Complex Paid to Directors," the number in parentheses indicates the total number of investment company boards of directors in the Aetna fund complex on which the Director served during the year.


                                                                             Name of Person, Position


                                        Albert E.                                        Sidney                         Richard G.
                                        DePrince, Jr.,*                                  Koch,                          Scheide,
                                        Director,                                        Director,                      Director,
                                        Chairperson,     Maria T.         David L.       Chairperson,      Corine T.    Chairperson,
                                        Contracts        Fighetti,**      Grove,**       Nominating        Norgaard,    Audit
                                        Committee        Director         Director       Committee         Director     Committee
                                        ---------        --------         --------       --------          --------     -----------
Aggregate Compensation from Aetna       $37,044          $37,044          $38,232        $35,857           $35,857         $38,232
Variable Fund d/b/a Aetna Growth and
Income VP

Aggregate Compensation from Aetna       $2,650           $2,650           $2,735         $2,565            $2,565          $2,735
Income Shares d/b/a Aetna Bond VP

Aggregate Compensation from Aetna       $4,281           $4,281           $4,418         $4,144            $4,144          $4,418
Variable Encore Fund d/b/a Aetna
Money Market VP

Aggregate Compensation from Aetna       $7,347           $7,347           $7,583         $7,112            $7,112          $7,583
Balanced VP, Inc.
Aggregate Compensation from Aetna GET   $6,475           $6,475           $6,682         $6,267            $6,267          $6,682
Fund
Aggregate Compensation from Aetna       $2,010           $2,010           $2,074         $1,945            $1,945          $2,074
Generation Portfolios, Inc.
Aggregate Compensation from Aetna       $6,904           $6,904           $7,125         $6,683            $6,683          $7,125
Variable Portfolios, Inc.

Total Compensation from Companies and   $78,000          $78,000          $80,500        $75,500           $75,500         $80,500
Fund Complex Paid to Directors#       (8 companies)  (8 companies)    (8 companies)  (8 companies)     (8 companies)   (8 companies)


# Directors and officers hold the same positions with Aetna Series Fund, Inc., another investment company in the same fund complex.

* Dr. DePrince replaced Dr. Grove as Chairperson of the Contracts Committee as of April 2000.

** During the year ended December 31, 1999, Ms. Fighetti deferred $11,873, $849, $1,372, $2,355, $2,075, $644 and $2,214, respectively, of her compensation from Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc. During the year ended December 31, 1999, Dr. Grove deferred $38,232, $2,735, $4,418, $7,583, $6,682, $2,075 and $7,125, respectively, of his compensation from Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc. For the same period, Ms. Fighetti and Dr. Grove deferred $25,000 and $80,500, respectively, of their compensation from the fund complex.

Vote Required

         The affirmative vote of a plurality of the shares of each Company voting at the Special Meeting is required to approve the election of each Nominee to that Company's Board.

  The Board recommends that shareholders vote "FOR" each of the Nominees under
                                Proposal No. 1.

                                 PROPOSAL NO. 2
                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

         Shareholders of each of the Funds are being asked to approve new Investment Advisory Agreements (the "New Agreements") between the applicable Company, on behalf of their Fund (where applicable), and Aeltus. Approval of the New Agreements is sought so that the management of each Fund can continue uninterrupted after the Transaction, because the current Investment Advisory Agreements (the "Current Agreements") may terminate automatically as a result of the Transaction.

         Aetna's goal is to complete the Transaction during the fourth quarter of 2000. As a result of the Transaction, Aetna will become a wholly owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING. Aeltus will remain an indirect wholly owned subsidiary of Aetna, although Aetna will be renamed in connection with the Transaction. The change in ownership of Aeltus resulting from the Transaction may be deemed under the Investment Company Act to be an assignment of the Current Agreements. The Current Agreements provide for their automatic termination upon an assignment. Accordingly, the New Agreements between Aeltus and the Funds are proposed for approval by shareholders of each Fund. Forms of the New Agreements are attached as Exhibits A and B to this Proxy Statement and the description of their terms in this section is qualified in its entirety by reference to Exhibits A and B.

         Appendix 5 shows the date when each Fund commenced operations, the date of each Current Agreement, and the dates when each Fund's Current Agreement was approved by the Board and the applicable Fund's shareholders (or, in some cases, a Fund's sole initial shareholder). In December 1999, the Board approved the revision of certain Funds' Investment Advisory Agreements in order to continue specific expense limitation provisions and to make immaterial changes to clarify certain provisions and to promote uniformity among all the Agreements.

         Aeltus does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on Aeltus' ability to fulfill its obligations to the Funds.

         At the September 27, 2000 meeting of the Board, each New Agreement was approved unanimously by the Board, including all of the Directors who are not interested parties to the New Agreements or interested persons of such parties. Each New Agreement as approved by the Board is submitted for approval by the shareholders of the Fund to which the New Agreement applies. Each New Agreement must be voted upon separately by the shareholders of the Fund to which it pertains.

         If the New Agreements are approved by shareholders, they will take effect immediately after the closing of the Transaction. The New Agreements will remain in effect through December 31, 2001, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Directors who are not parties to the New Agreement or "interested persons" of any such party (other than as Directors of the Company).

The Terms of the New Agreements

         The terms of each New Agreement will be the same in all material respects as those of its respective Current Agreement, except for the effective dates and the extension of expense limitation provisions through December 31, 2001 for certain Funds. In addition, certain other nonmaterial, clarifying modifications have been made to each New Agreement in order to promote consistency among all of the funds currently advised by Aeltus and to permit ease of administration, and, in the case of those Companies established as Massachusetts business trusts, a provision has been added to clarify that Fund assets alone are available to satisfy claims against or obligations assumed by the Fund pursuant to the Agreement. Each New Agreement requires Aeltus, subject to the policies and control of the Board, to (i) supervise all aspects of the operations of the applicable Fund, (ii) select the securities to be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio, place trades for all such securities and regularly report thereon to the Board, (iii) formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board, (iv) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Fund, securities held by or under consideration for the Fund, or the issuers of those securities, (v) provide economic research and securities analyses as Aeltus considers necessary or advisable in connection with Aeltus' performance of its duties thereunder, (vi) obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Fund's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Agreement, and (vii) take any other actions which appear to Aeltus and the Board necessary to carry into effect the purposes of the Agreement. Any investment program undertaken by Aeltus pursuant to each New Agreement, as well as any other activities undertaken by Aeltus on behalf of the applicable Fund pursuant thereto, shall at all times be subject to any directives of the Board. Under the New Agreements, subject to the approval of the Board and the shareholders of a Fund, Aeltus may enter into a subadvisory agreement to engage a subadviser to Aeltus with respect to the Fund.

         This Proposal to approve the New Agreements seeks no increase in advisory fees for any of the Funds. The annual advisory fees under the New Agreements for each Fund are listed in Appendix 6 to this Proxy Statement.

         Each New Agreement provides that Aeltus shall place all orders for the purchase and sale of portfolio securities for the applicable Fund with brokers or dealers selected by Aeltus, which may include brokers or dealers affiliated with Aeltus. Aeltus is obligated to use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. Under each New Agreement, in selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") to Aeltus and/or the other accounts over which Aeltus or its affiliates exercise investment discretion. Aeltus is authorized to pay a broker or dealer who provides such brokerage or research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Aeltus determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e).

         Under each New Agreement, upon the request of the Board, Aeltus may perform certain accounting, shareholder servicing or other administrative services on behalf of the applicable Fund that are not required by the New Agreement. Such services will be performed on behalf of the Fund and Aeltus may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between Aeltus and the Board on a finding by the Board that the provision of such services by Aeltus is in the best interests of the Fund and its shareholders. Payment or assumption by Aeltus of any Fund expense that Aeltus is not otherwise required to pay or assume under the New Agreement shall not relieve Aeltus of any of its obligations to the Fund nor obligate Aeltus to pay or assume any similar Fund expense on any subsequent occasions.

         Each New Agreement provides that the services of Aeltus to a Fund are not to be deemed to be exclusive, and Aeltus shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under the New Agreement are not impaired thereby.

         Like the Current Agreements, each New Agreement provides that Aeltus shall be liable to the Company and shall indemnify the Company for any losses incurred by the Company, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of Aeltus or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by Aeltus of its duties under the New Agreement, in connection with the services rendered by Aeltus thereunder.

          Each New Agreement applicable to Aetna GET Fund, Aetna Variable Encore Fund d/b/a Aetna Money Market VP, Aetna Income Shares d/b/a Aetna Bond VP, and Aetna Variable Fund d/b/a Aetna Growth and Income VP, each established as a Massachusetts business trust, contains a new section which provides that the applicable Company's Declaration of Trust ("Declaration"), a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Company refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Company or the relevant Fund, where applicable, or Trustee, officer, employee or agent of the Company, shall be subject to claims against or obligations of the Company or the Fund, where applicable, to any extent whatsoever, but that the trust estate only shall be liable. Each New Agreement expressly puts Aeltus on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Company, on behalf of the Fund (where applicable), pursuant to the Agreement shall be limited in all cases to the Company, or, where applicable, the Fund, and its assets, and Aeltus shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Company, or, where applicable, the Fund, or any other portfolio of the Company, or from any Trustee, officer, employee or agent of the Company. Under each New Agreement applicable to a Company with multiple portfolios, Aeltus represents that it understands that the rights and obligations of each Fund, or portfolio, under the Declaration are separate and distinct from those of any and all other portfolios.

         Each New Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the applicable Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act), or by Aeltus, on sixty (60) days' written notice to the other party. Notice provided for in the Agreement may be waived by the party required to be notified. Each New Agreement will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the Investment Company Act.

Expense Limitations

         Under each New Agreement, the applicable Fund generally pays all fees and expenses incurred in connection with its management, except that Aeltus is specifically responsible for the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Fund, including without limitation, office space, office equipment, telephone and postage costs, and all fees and expenses of all Directors, officers and employees, if any, of the applicable Company who are employees of Aeltus, including any salaries and employment benefits payable to those persons. The Current Agreements applicable to certain Funds contain a provision obligating Aeltus to limit the expenses of those Funds until December 31, 2000, or, in the case of Series D, Series E, Series G, Series H, Series I, Series J and Series K of Aetna GET Fund, indefinitely. The expense limits for the Funds that have such arrangements are shown in Appendix 7. The terms of the expense limitation provisions set forth in the New Agreements are the same as those currently in effect, except that Aeltus has agreed to extend the expense limitations through December 31, 2001 for those Funds whose expense limitations would otherwise expire at the end of 2000.

Information About Aeltus

         Aeltus Investment Management, Inc. is a Connecticut corporation organized in 1972. It currently has its principal offices at 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is an indirect wholly owned subsidiary of Aetna, a financial services company with stock listed for trading on the New York Stock Exchange. Please refer to Appendix 8 to this Proxy Statement for the name of Aeltus' parent company and the names of its immediate parents. Appendix 8 also contains a list of the principal executive officer and directors of Aeltus and identifies those individuals serving as officers and/or Directors of each Company that are also officers and/or directors of Aeltus. Aeltus is registered with the Securities and Exchange Commission ("SEC") as an investment adviser.

         Appendix 9 sets forth the amount of investment advisory fees that have been paid by the Funds to Aeltus during each Fund's most recent fiscal year. Please refer to Appendix 10 for a list of other investment companies with investment objectives similar to those of the Funds for which Aeltus acts as investment adviser, including the rates of Aeltus' compensation from such investment companies.

         In addition to providing investment advisory services, Aeltus serves as each Fund's administrator pursuant to an Administrative Services Agreement and provides certain administrative and shareholder services necessary for Fund operations. These services include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (c) preparing financial information for proxy statements; (d) preparing semi-annual and annual reports to shareholders; (e) calculating the net asset value; (f) preparation of certain shareholder communications; (g) supervising the custodian and transfer agent; and (h) reporting to the Board. For its services, Aeltus is entitled to receive from each Fund a fee at an annual rate of 0.075% of the Fund's average daily net assets on the first $5 billion and 0.050% on all assets over $5 billion. Appendix 11 to this Proxy Statement identifies fees that have been paid by the Funds to Aeltus for administrative services during each Fund's most recent fiscal year.

         Each Company's principal underwriter is Aetna Investment Services, Inc. ("AISI"), 151 Farmington Avenue, Hartford, Connecticut 06156, a Connecticut corporation and an indirect wholly owned subsidiary of Aetna.

         It is anticipated that Aeltus and AISI will continue to provide administrative and distribution services, respectively, to the Funds after the approval of the New Agreements.

         From time to time, Aeltus receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Aeltus may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Aeltus may use such services for clients other than the specific Fund or Funds from which the related commissions are derived. The Funds have not effected any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the applicable Company.

Interests of Executive Officers and Directors in the Transaction

         The Funds' executive officers and its Directors who are affiliated with Aetna are, in certain cases, shareholders of Aetna. If the Transaction is completed, Aetna shareholders will receive one share of common stock of the health care company to be formed in connection with the Transaction and approximately $35 in cash for each share of Aetna common stock that they own. The exact amount of cash Aetna shareholders will receive for each share of Aetna common stock that they own will depend on a number of factors, including the number of shares of Aetna common stock that are outstanding as of completion of the Transaction, the amount of unpaid interest that has accrued as of the closing on certain Aetna debt to be assumed by ING and certain other matters.

         The Funds' executive officers and its Directors who are affiliated with Aetna may have interests in the Transaction that are different from, or in addition to, their interests as shareholders of Aetna generally. Aetna's Board of Directors previously approved provisions to protect certain benefits of Aetna employees upon a change in control of Aetna, which includes the Transaction. The provisions provide that the Aetna severance plan (described below) will become noncancellable for a period of two years following a change in control. Also, all previously granted stock options that have not yet vested will become vested and immediately exercisable. In addition, long-term incentive awards granted under Aetna's 1996 Stock Incentive Plan and Aeltus' Equity Share Plan will vest and be paid out as a result of the Transaction. Awards granted under Aeltus' Performance Unit Incentive Compensation Plan, to the extent already vested, will be paid out as of the closing of the Transaction. In connection with the closing of the Transaction, Aetna also may pay other bonuses.

         Aetna administers a severance plan under which employees terminated by Aetna without cause may receive up to two weeks of continuing salary for every credited full year of employment to a maximum of one year's salary. In addition, when an employee's job is eliminated due to reengineering, reorganization or staff reduction efforts, an employee, including Aetna's executive officers, are eligible for an additional 13 weeks of salary continuation and outplacement assistance. Under certain circumstances, determined on a case-by-case basis, additional severance pay benefits will be granted for the purposes of inducing employment of senior officers or rewarding past service. Certain benefits continue during the severance pay and salary continuation periods.

         John Kim, President and Chief Executive Officer of Aeltus, has been informed that following the completion of the Transaction, he will assume a senior management position within the ING organization.

Evaluation by the Board

         In determining whether to approve the New Agreements and to recommend their approval to shareholders, the Board, including the Directors who are not interested persons of Aeltus (the "Independent Directors"), considered various materials and representations provided by Aeltus and ING and met with senior representatives of Aeltus and a senior representative of ING. The Independent Directors were advised by independent legal counsel throughout this process. Each Company's Contracts Committee, consisting of the Independent Directors, met on September 7, 2000 and September 26, 2000, and the full Board met on September 27, 2000, to review and consider, among other things, information relating to the New Agreements.

         In preparing for the meetings, the Directors were provided with a variety of information about ING, the Transaction and Aeltus. The Directors received copies of the agreement governing the Transaction, ING's most recent financial statements and the New and Current Advisory and Subadvisory Agreements. The Directors also reviewed information concerning (1) ING's organizational structure and senior personnel; (2) ING's operations and, in particular, its mutual fund advisory and distribution activities; (3) ING's recent acquisition of ReliaStar Financial Corp.; (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Aeltus as investment adviser to the Funds; and (5) the services provided by AISI as principal underwriter to the Funds and Aeltus as administrator to the Funds, including the fees received by Aeltus for such administrative services. At the meetings, the Directors were informed that (1) Aeltus and ING do not expect Fund operations to be materially affected by the Transaction and that neither entity expects there to be changes in the investment personnel primarily responsible for the management of the Funds in connection with the Transaction; (2) the senior management personnel responsible for the management of Aeltus are expected to continue to be responsible for the management of Aeltus; (3) the compensation to be received by Aeltus under the New Agreements is the same as the compensation paid under the Current Agreements; (4) Aetna and ING will each use its reasonable best efforts to ensure that an "unfair burden" (as defined in the Investment Company Act) is not imposed on the Funds as a result of the Transaction; and (5) Aeltus intends to maintain any expense limitations currently in effect for the period contemplated by the applicable provision. The Directors were also informed of measures taken by Aeltus to ensure continuity of key personnel involved in Fund operations. In the course of their deliberations, the Directors considered, in addition to the above information and representations, (1) the commonality of the terms and provisions of the New Agreements and the Current Agreements; (2) that the terms of the New Agreements will permit the Directors to review the New Agreements again in 2001; (3) ING's general reputation and its commitment to the advisory business; (4) the potential for economies of scale to be achieved in light of existing ING businesses; (5) the nature and quality of the services rendered by Aeltus under the Current Agreements; and (6) the advantages to each Fund of maintaining Aeltus as the Fund's adviser, which would provide continued access to the demonstrated skills and capability of Aeltus' staff. In addition, the Directors reviewed the fairness of the compensation payable to Aeltus under the New Agreements.

         Based upon the foregoing information and considerations, the Board determined that each Fund's New Agreement is in the Fund's and its shareholders' best interests. Accordingly, the Directors, including the Independent Directors, unanimously voted to approve the New Agreement for each Fund and to submit the Agreement to shareholders for approval.

         The effectiveness of this Proposal No. 2 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Aeltus will continue to manage the Funds pursuant to the Current Agreements. If the shareholders of a Fund should fail to approve the New Agreement pertaining to that Fund, the Board shall meet to consider appropriate action for that Fund.

Vote Required

         Shareholders of each Fund must separately approve the applicable New Investment Management Agreement with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote "FOR" this Proposal No. 2.


                                 PROPOSAL NO. 3
                        APPROVAL OF SUBADVISORY AGREEMENT
                           (Aetna Technology VP Only)

         Shareholders of Aetna Technology VP ("Technology") are being asked to approve a new Subadvisory Agreement with Elijah Asset Management, LLC (the "EAM"), for that Fund. Shareholder approval of a new Subadvisory Agreement (the "New Subadvisory Agreement") is being sought so that the management of Technology can continue uninterrupted after the Transaction, because the current Subadvisory Agreement (the "Current Subadvisory Agreement") for Technology may terminate automatically as a result of the Transaction. The form of New Subadvisory Agreement is attached to this Proxy Statement as Exhibit C and the description of its terms in this section is qualified in its entirety by reference to Exhibit C.

         While the Board of Aetna Variable Portfolios, Inc. ("AVPI") is seeking shareholder approval of the New Subadvisory Agreement, this Agreement does not restrict the ability of AVPI's Board to terminate or replace the subadviser for Technology at any time in the future, subject to any shareholder approval that may be required.

         The New Subadvisory Agreement must be voted upon separately by shareholders of Technology. If the New Subadvisory Agreement is approved by shareholders of Technology, it will take effect immediately after the closing of the Transaction. It will remain in effect through December 31, 2001, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually (i) by the Board of AVPI or by the vote of a majority of the outstanding voting securities of Technology, and, in either case, (ii) by a majority of AVPI's Directors who are not parties to the New Subadvisory Agreement or "interested persons" of any such party (other than as Directors of AVPI).

         At the September 27, 2000 meeting of the Board of AVPI, the New Subadvisory Agreement was approved unanimously by the Board of AVPI, including all of the Directors who are not interested parties to the New Subadvisory Agreement or interested persons of such parties.

Terms of the New Subadvisory Agreement

         The terms of the New Subadvisory Agreement will be the same in all material respects as those of the Current Subadvisory Agreement, except for the effective dates. In addition, the New Subadvisory Agreement incorporates immaterial changes to clarify certain provisions. The New Subadvisory Agreement, like the Current Subadvisory Agreement, requires EAM, under the supervision of Aeltus and subject to the approval and direction of the Board of AVPI, to manage Technology's assets.

         The New Subadvisory Agreement states that EAM shall regularly provide investment advice with respect to the assets held by Technology and shall continuously supervise the investment and reinvestment of securities, instruments or other property (excluding cash and cash instruments) comprising the assets of Technology. In carrying out these duties, EAM is required to: (i) select the securities (other than cash instruments) to be purchased, sold or exchanged by Technology or otherwise represented in Technology's investment portfolio and regularly report thereon to Aeltus and, at the request of Aeltus, to the Board of AVPI; (ii) place trade orders with broker-dealers (which may include brokers or dealers affiliated with Aeltus or EAM), subject to EAM's obligation to use its best efforts to seek to execute portfolio transactions at prices that are advantageous to Technology giving consideration to the services and research provided and at commission rates that are reasonable in relation to the benefits received; (iii) formulate and implement continuing programs for the purchase and sale of securities (other than cash instruments) and regularly report thereon to Aeltus and, at the request of Aeltus or Technology, to the Board of AVPI; (iv) inform Aeltus on a daily basis of the amount of Fund assets that will need to be invested or reinvested in cash and cash instruments; and
(v) establish and maintain appropriate policies and procedures including, but not limited to, a code of ethics, which are designed to ensure that the management of Technology is implemented in compliance with the Investment Company Act, the Investment Advisers Act of 1940 ("Advisers Act"), and the rules thereunder. Any investment program undertaken by EAM pursuant to the Agreement, as well as any other activities undertaken by EAM at the direction of Aeltus, on behalf of Technology, shall at all times be subject to any directives of the Board of AVPI.

         Under the New Subadvisory Agreement, Aeltus retains responsibility for oversight of all activities of EAM and for monitoring its activities on behalf of Technology. Aeltus also is responsible for the investment and reinvestment of cash and cash instruments maintained by Technology. In carrying out its obligations under the New Subadvisory Agreement and the new Investment Advisory Agreement applicable to Technology, Aeltus will: (i) monitor the investment program maintained by EAM for Technology and EAM's compliance program to ensure that Technology's assets are invested in compliance with the New Subadvisory Agreement and Technology's investment objectives and policies as adopted by the Board of AVPI and described in the most current effective amendment of the registration statement for Technology, as filed with the SEC under the Securities Act of 1933 and the Investment Company Act; (ii) formulate and implement continuing programs for the purchase and sale of cash and cash instruments; (iii) file all periodic reports pertaining to Technology required to be filed with the applicable regulatory authorities; (iv) review and deliver to the Board of AVPI all financial, performance and other reports prepared by EAM and/or Aeltus under the provisions of the New Subadvisory Agreement or as requested by the Board of AVPI; (v) maintain contact with and enter into arrangements with the custodian, transfer agent, auditors, outside counsel, and other third parties providing services to Technology; and (vi) give instructions to the custodian and/or sub-custodian of Technology concerning deliveries of securities and payments of cash for Technology, as required to carry out the investment activities of Technology as contemplated by the New Subadvisory
Agreement. Under the New Subadvisory Agreement, to the extent that the Technology incurs a loss as a result of Aeltus' failure to adequately fulfill its duties thereunder, and not as a result of EAM's negligence, Aeltus agrees that it shall be solely responsible to make Technology whole.

         Under the New Subadvisory Agreement, EAM represents that it has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the Investment Company Act and it shall at all times assure that its activities in connection with managing Technology follow these procedures.

         The New Subadvisory Agreement provides that in selecting broker-dealers qualified to execute a particular equity transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Exchange Act) to EAM and/or the other accounts over which EAM or its affiliates exercise investment discretion. EAM is authorized to pay a broker or dealer that provides such brokerage or research services a commission for executing a portfolio transaction for Technology that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if EAM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e).

         EAM is obligated under the New Subadvisory Agreement to pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to Technology, but is not responsible for any other expenses related to the operation of Technology.

         EAM's services with respect to Technology are not to be deemed to be exclusive, and EAM shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.

         The fees payable to EAM, which are paid by Aeltus and not by Technology, will remain the same under the New Subadvisory Agreement. The New Subadvisory Agreement provides for the payment of an annual fee equal to 0.50% of the average daily net assets in Technology.

         Like the Current Subadvisory Agreement, the New Subadvisory Agreement provides that EAM shall be liable to Technology and Aeltus, and shall indemnify Technology and Aeltus for any losses incurred by Technology or Aeltus whether in the purchase, holding, or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of EAM or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by EAM of its duties under the New
Subadvisory Agreement, in connection with the services rendered by EAM thereunder. Aeltus shall be liable to Technology and EAM, and shall indemnify Technology and EAM for any losses incurred by Technology or EAM whether in the purchase, holding, or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of Aeltus or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by Aeltus of its duties under the New Subadvisory Agreement, in connection with the services rendered by Aeltus thereunder. Nothing in the New Subadvisory Agreement shall relieve Aeltus of its responsibilities to Technology, as set forth in the new Investment Advisory Agreement.

         The New Subadvisory Agreement may be terminated (i) at any time, without the payment of any penalty, by vote of the Board of AVPI or by vote of a majority of the outstanding voting securities of Technology; or (ii) by EAM on sixty (60) days' written notice to both Aeltus and Technology, unless written notice is waived by the party(ies) required to be notified; or (iii) automatically in the event there is an "assignment" of this Agreement, as defined in Section 2(a)(4) of the Investment Company Act.

Information about EAM

          Elijah Asset Management, Inc., 100 Pine Street, Suite 420, San Francisco, California 94111, a Delaware limited liability company formed in January 1999, currently manages over $1.5 billion. Aeltus owns 24.9% of the outstanding voting interests of EAM. Ronald E. Elijah owns 75.1% of the
outstanding   voting  interests  of  EAM.  Please  refer  to  Appendix  12  for information concerning EAM's officers. EAM is registered with the SEC as an investment adviser.

         EAM provides investment advisory services for public and private investment funds, institutions, offshore funds, high net worth individuals and others. EAM also serves as subadviser to RS Information Age Fund, a registered investment company not part of the Aetna fund complex with assets of $375,021,878 as of July 31, 2000 that has an investment objective similar to that of Technology. For the services it provides to RS Information Age Fund, EAM receives an annual subadvisory fee equal to 0.50% of the fund's average daily net assets. EAM has not waived, reduced or otherwise agreed to reduce its compensation from RS Information Age Fund.

         EAM has managed Technology pursuant to the Current Subadvisory Agreement dated January 19, 2000. The Current Subadvisory Agreement was last approved by the Board of AVPI on December 15, 1999 and by the sole initial shareholder of Technology effective April 28, 2000. No fees were received by EAM for the fiscal year ended December 31, 1999, since Technology commenced operations on May 1, 2000.

         From time to time, EAM receives brokerage and research services from brokers that execute securities transactions for Technology. The commission paid by Technology to a broker that provides such services to EAM may be greater than the commission would be if Technology used a broker that does not provide the same level of brokerage and research services. Additionally, EAM may use such services for clients other than Technology. Technology has not effected any brokerage transactions in portfolio securities with Aeltus, EAM or any other affiliated person of AVPI.

Evaluation by the Board of AVPI

         In determining whether or not it was appropriate to approve the New Subadvisory Agreement for Technology and to recommend its approval to shareholders, the Board of AVPI considered, among other things, the fact that Technology will continue to be managed by EAM, that the compensation to be received by EAM under the New Subadvisory Agreement is the same as the compensation paid under the Current Subadvisory Agreement, that the other terms of the New Subadvisory Agreement are substantially similar to those of the Current Subadvisory Agreement and that the Transaction is not otherwise expected to have any effect on services rendered by EAM. Further, the Board of AVPI considered (1) the nature and quality of the services rendered by EAM under the Current Subadvisory Agreement; (2) the fairness of the compensation payable to EAM under the New Subadvisory Agreement; (3) the results achieved by EAM for Technology; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of EAM. The Board also noted the factors cited in the preceding Proposal with respect to ING, Aeltus and the approval of a New Agreement for Technology and the advantages to Technology of maintaining EAM as the Fund's subadviser, which would provide continued access to the demonstrated skills and capability of EAM's staff.

         Based upon its review, the Board of AVPI has determined that, by approving the New Subadvisory Agreement, Technology can best be assured that services from EAM will be provided without interruption. The Board of AVPI believes that retaining EAM is in the best interests of Technology and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of AVPI unanimously approved the New Subadvisory Agreement and voted to recommend its approval by Technology's shareholders.

         The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, EAM will continue to manage Technology pursuant to the Current Subadvisory Agreement. If the shareholders of Technology should fail to approve the New Subadvisory Agreement, the Board of AVPI shall meet to consider appropriate action.

Vote Required

         Approval of this Proposal No. 3 by Technology requires an affirmative vote of the lesser of (i) 67% or more of Technology's shares present at the Special Meeting if more than 50% of the outstanding shares of Technology are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Technology.

  The Board of AVPI recommends that shareholders of Technology vote "FOR" this
                                Proposal No. 3.


                                 PROPOSAL NO. 4
                           APPROVAL OF AN AMENDMENT TO
                            THE DECLARATION OF TRUST

         (Aetna Variable Encore Fund d/b/a Aetna Money Market VP, Aetna
          Income Shares d/b/a Aetna Bond VP, Aetna Variable Fund d/b/a
        Aetna Growth and Income VP and the Series of Aetna GET Fund Only)

         The Trustees of Aetna Variable Encore Fund d/b/a Aetna Money Market VP, Aetna Income Shares d/b/a Aetna Bond VP, Aetna Variable Fund d/b/a Aetna Growth and Income VP and Aetna GET Fund (each a "Trust") have approved, and recommend that shareholders approve, an amendment to each Trust's Declaration of Trust ("Declaration"). Specifically, the amendment would replace the current requirement in Article X, Section 10.4 of each Trust's Declaration that the Board set a record date for the determination of shareholders entitled to vote at a shareholder meeting not more than 60 days prior to the meeting with the authority to establish a record date not more than 90 days prior to the meeting date.

         Management believes and has advised the Board that extending the period of time within which the Board may establish a record date would provide additional administrative flexibility and could prevent otherwise unnecessary expenses for the Trusts. For instance, in the event that it is necessary to call a shareholder meeting, the extra 30 days afforded by the proposed amendment would permit management more time to collect data and print and mail proxy materials. In addition, this would result in a longer period for the solicitation of proxies to ensure a quorum at the shareholder meeting and may save the necessity and expense of having to adjourn the meeting for further solicitations. Accordingly, if approved by the applicable Trust's shareholders, the relevant section in the Trust's Declaration would be modified as follows:

         10.4 Record Date for Meetings. For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than [60] 90 days prior to the date of any meeting of Shareholders or daily dividends or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments, which shall be governed by Section 9.2.

         If the Proposal is approved, the amendment will take effect December 1, 2000 or, if the Special Meeting is adjourned with respect to a Trust, on the first day of the month following the date on which the Trust's shareholders approve the amendment. If a Trust's shareholders do not approve the amendment, the current Section 10.4 contained in the Trust's Declaration will continue in effect.

Vote Required

         Approval of this Proposal No. 4 requires the affirmative vote of a majority of a Company's outstanding voting securities.

     The Board recommends that shareholders vote "FOR" this Proposal No. 4.


                                 PROPOSAL NO. 5
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Funds are being asked to ratify the selection of the accounting firm of KPMG LLP ("KPMG") to act as the independent auditors for each Company for the fiscal year ending December 31, 2001.

         At a meeting of the Board held on September 27, 2000, the Board, including a majority of Independent Directors, selected KPMG to act as the independent auditors for the fiscal year ending December 31, 2001.

         KPMG or its predecessor has served as independent auditors for each Company with respect to its financial statements since the Company's inception.

         KPMG has advised each Company that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Company. Representatives of KPMG are not expected to be at the Special Meeting, but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Vote Required

         The affirmative vote of a majority of the shares of each Company voted at the Special Meeting is required to approve this Proposal No. 5 with respect to the Company.

     The Board recommends that shareholders vote "FOR" this Proposal No. 5.


                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

         Management of the Funds does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Section 15(f) of the Investment Company Act

         ING and Aetna have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change in control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

Voting Rights

         Shareholders of record on September 27, 2000 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. Appendix 2 sets forth the number of shares of each Fund issued and outstanding as of the record date.

         As of August 31, 2000, Aetna Life Insurance and Annuity Company and its affiliates, Aetna Insurance Company of America and Aetna Life Insurance Company (collectively referred to herein as "Aetna Insurance") and Aeltus (in connection with providing seed capital), owned of record all of the shares of the Funds (100%), except for Aetna Income Shares d/b/a Aetna Bond VP and Aetna Variable Fund d/b/a Aetna Growth and Income VP, of which Aetna Insurance owned 53,104,595.35 shares (99.39% of the outstanding shares) and 307,290,376.93 shares (99.47% of the outstanding shares), respectively. (The remaining 328,340.28 shares of Aetna Income Shares d/b/a Aetna Bond VP and 1,610,757.24 shares Aetna Variable Fund d/b/a Aetna Growth and Income VP were held directly by shareholders who are not affiliated with Aetna Insurance.) Of the amounts owned by Aetna Insurance, shares of each Fund were held by Aetna Insurance on behalf of the separate accounts that fund variable annuity or variable life insurance contracts (each a "Contract") issued to individual or group Contract holders ("Contract Holders") as set forth in Appendix 3. To the best of each Company's knowledge, as of August 31, 2000, no person owned beneficially more than 5% of any Fund, except as set forth in Appendix 3.

         The separate accounts invest in the Funds. Contract Holders (or participants under group contracts, as applicable) who select a Fund for investment through a Contract have a beneficial interest in the Funds, but do not invest directly in or hold shares of the Funds. Aetna Insurance, on behalf of the separate accounts, is, in most cases, the true shareholder of the Funds and, as the legal owner of the Funds' shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Contract Holders. Contract Holders therefore have the right to instruct Aetna Insurance how to vote their interest with respect to the Proposals. Aetna Insurance will vote the shares of each Fund held in Aetna Insurance's name for the separate accounts as directed by the Contract Holder. The holders of certain group Contracts have the right to direct the vote for all shares under the respective Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given by participants covered by the Contract. This Proxy Statement is used to solicit instructions for voting shares of each Fund. All persons entitled to direct the voting of shares, whether they are Contract Holders, participants or shareholders, are described as voting for purposes of this Proxy Statement.

         In the event that any Contract Holder investing in the Funds through Variable Annuity Accounts B, C or I or Variable Life Accounts B or C fail to provide Aetna Insurance with voting instructions, Aetna Insurance will vote the shares attributable to nonresponsive Contract Holders for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Holders investing through those separate accounts. If an authorization card is returned by a Contract Holder without indicating a voting instruction, Aetna Insurance will vote those shares "for" the Proposals. With respect to Fund shares held by Variable Annuity Account D, Aetna Insurance will only vote those separate account shares for which it receives instructions. Shares of each Fund owned by Aetna Insurance through the general account will be voted in the same proportion as shares held by the separate accounts investing in that Fund. Abstentions will not be counted in favor of, but will have no other effect on, Proposals 1 and 5, and will have the effect of a "no" vote on Proposals 2, 3 and 4.

          The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes (except Aetna Variable Encore Fund d/b/a Aetna Money Market VP which requires one quarter) is necessary to constitute a quorum for the transaction of business. Because Aetna Insurance is the legal owner of nearly all Fund shares and will vote those shares as described above, there will be a quorum at the Special Meeting with respect to most Funds regardless of how Contract Holders direct Aetna Insurance to vote on the Proposals. In the event that a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, however, the Meeting may be adjourned by a majority of the applicable Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         The number of shares that you may vote is the total of the number shown on the proxy card or authorization card, as applicable, accompanying this Proxy Statement. The number of shares that you are entitled to vote is calculated according to the formula described in the materials relating to your Contract. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Company at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy card or authorization card, as applicable, or by submitting a notice of revocation to the Company.

Expenses

         Aeltus, ING, and/or one or more of their affiliates will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. The Funds will not bear the expenses of the Proxy Statement.

Additional Proxy Solicitation Information

         In addition to solicitation by mail, certain officers and representatives of the Company and officers and employees of Aeltus, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Shareholder Proposals

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

         Please complete the enclosed proxy card(s) or authorization card(s), as applicable, and return the card(s) promptly in the enclosed self-addressed, postage-paid envelope.

                                                     By Order of the Boards,


                                                     Daniel E. Burton
                                                     Secretary

                                    EXHIBIT A

                                   FORM OF NEW
                          INVESTMENT ADVISORY AGREEMENT

(Applicable to Aetna Balanced VP, Inc., Aetna Variable Encore Fund, Aetna Income Shares, and Aetna Variable Fund Only)

THIS AGREEMENT is made by and between AELTUS INVESTMENT MANAGEMENT, INC. a Connecticut corporation (the "Adviser") and [AETNA BALANCED VP, INC., a Maryland corporation (the "Fund"),] {{AETNA VARIABLE ENCORE FUND}{AETNA INCOME SHARES}{AETNA VARIABLE FUND}}, a Massachusetts business trust (the "Fund"),} as of the date set forth above the parties' signatures.

                               W I T N E S S E T H

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and is in the business of acting as an investment adviser; and

WHEREAS, the Fund and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Fund on the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties agree as follows:

I.       APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement and the policies and control of the Fund's Board of [Directors]{Trustees} (the "Board"), the Fund hereby appoints the Adviser to serve as the investment adviser to the Fund, to provide the investment advisory services set forth below in Section II. The Adviser agrees that, except as required to carry out its duties under this Agreement or otherwise expressly authorized, it is acting as an independent contractor and not as an agent of the Fund and has no authority to act for or represent the Fund in any way.

II.      DUTIES OF THE ADVISER

In carrying out the terms of this Agreement, the Adviser shall do the following:

1.       supervise all aspects of the operations of the Fund;

2. select the securities to be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio, place trades for all such securities and regularly report thereon to the Board;

3. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board;

4. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Fund, securities held by or under consideration for the Fund, or the issuers of those securities;

5. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

6. obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Fund's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of this Agreement; and

7. take any other actions which appear to the Adviser and the Board necessary to carry into effect the purposes of this Agreement.

III.     REPRESENTATIONS AND WARRANTIES

A.       Representations and Warranties of the Adviser

         The Adviser hereby represents and warrants to the Fund as follows:

1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act. The Adviser shall maintain such registration in effect at all times during the term of this Agreement.

3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

B.       Representations and Warranties of the Fund

         The Fund hereby represents and warrants to the Adviser as follows:

1. Due [Incorporation]{Establishment} and Organization. The Fund has been duly [incorporated]{established} under the laws of the [State of Maryland]{Commonwealth of Massachusetts} and it is authorized to enter into this Agreement and carry out its obligations hereunder.

2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Fund are registered or qualified for offer and sale to the public under the Securities Act of 1933 and all applicable state securities laws. Such registrations or qualifications will be kept in effect during the term of this Agreement.

IV.      DELEGATION OF RESPONSIBILITIES

Subject to the approval of the Board and the shareholders of the Fund, the Adviser may enter into a Subadvisory Agreement to engage a subadviser to the Adviser with respect to the Fund.

V.       BROKER-DEALER RELATIONSHIPS

A.       Portfolio Trades

         The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

B.       Selection of Broker-Dealers

         In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage or research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e). This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser may consider the sale of shares of the Fund and of other investment companies advised by the Adviser as a factor in the selection of brokers or dealers to effect transactions for the Fund, subject to the Adviser's duty to seek best execution. The Adviser may also select brokers or dealers to effect transactions for the Fund that provide payment for expenses of the Fund. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

VI.      CONTROL BY THE BOARD

Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board.

VII.     COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

1.       all applicable provisions of the 1940 Act;

2.       the provisions of the current Registration Statement of the Fund;

3. the provisions of the Fund's [Articles of Incorporation]{Declaration of Trust}, as amended;

4.       the provisions of the Bylaws of the Fund, as amended; and

5.       any other applicable provisions of state and federal law.

VIII.    COMPENSATION

[Following paragraph: Aetna Balanced VP, Inc., Aetna Income Shares, and Aetna Variable Encore Fund only. Please refer to Appendix 6 for each Fund's fee rate.] For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund shall pay to the Adviser an annual fee, payable monthly, equal to [ ]% of the average daily net assets of the Fund. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 (1/366 in the event of a leap year) of [ ]% of the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible.

[Following two paragraphs:  Aetna Variable Fund only]

For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund shall pay to the Adviser an annual fee, payable monthly, based upon the following average daily net assets of the Fund:

                                    Rate             Assets

                                    .500%            first $10 billion
                                    .450%            next $5 billion
                                    .425%            over $15 billion

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 (1/366 in the event of a leap year) of the annual advisory fee applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of
Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible.

IX.      EXPENSES

The expenses in connection with the management of the Fund shall be allocated between the Fund and the Adviser as follows:

A.       Expenses of the Adviser

         The Adviser shall pay:

1. the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Fund, including without limitation, office space, office equipment, telephone and postage costs; and

2. all fees and expenses of all [directors]{trustees}, officers and employees, if any, of the Fund who are employees of the Adviser, including any salaries and employment benefits payable to those persons.

B.       Expenses of the Fund The Fund shall pay:

1.       investment advisory fees pursuant to this Agreement;

2. brokers' commissions, issue and transfer taxes or other transaction fees payable in connection with any transactions in the securities in the Fund's investment portfolio or other investment transactions incurred in managing the Fund's assets, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

3. fees and expenses of the Fund's independent accountants and legal counsel and the independent [directors']{trustees'} legal counsel;

4. fees and expenses of any administrator, transfer agent, custodian, dividend, accounting, pricing or disbursing agent of the Fund;

5.       interest and taxes;

6. fees and expenses of any membership in the Investment Company Institute or any similar organization in which the Board deems it advisable for the Fund to maintain membership;

7. insurance premiums on property or personnel (including officers and [directors]{trustees}) of the Fund;

8. all fees and expenses of the Fund's [directors]{trustees}, who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser;

9. expenses of preparing, printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except for those expenses paid by third parties in connection with the distribution of Fund shares and all costs and expenses of shareholders' meetings;

10. all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares of the Fund or in cash;

11. costs and expenses (other than those detailed in paragraph 9 above) of promoting the sale of shares in the Fund, including preparing prospectuses and reports to shareholders of the Fund, provided, nothing in this Agreement shall prevent the charging of such costs to third parties involved in the distribution and sale of Fund shares;

12. fees payable by the Fund to the Commission or to any state securities regulator or other regulatory authority for the registration of shares of the Fund in any state or territory of the United States or of the District of Columbia;

13. all costs attributable to investor services, administering shareholder accounts and handling shareholder relations, (including, without limitation, telephone and personnel expenses), which costs may also be charged to third parties by the Adviser; and

14. any other ordinary, routine expenses incurred in the management of the Fund's assets, and any nonrecurring or extraordinary expenses, including organizational expenses, litigation affecting the Fund and any indemnification by the Fund of its officers, [directors]{trustees} or agents.

X.       ADDITIONAL SERVICES

Upon the request of the Board, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Fund that are not required by this Agreement. Such services will be performed on behalf of the Fund and the Adviser may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Fund and its shareholders. Payment or assumption by the Adviser of any Fund expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Fund nor obligate the Adviser to pay or assume any similar Fund expense on any subsequent occasions.

XI.      NONEXCLUSIVITY

The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or [directors]{trustees} of the Fund, and that officers or [directors]{trustees} of the Fund may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.

XII.     TERM

This Agreement shall become effective on _____________, 200__, and shall remain in force and effect through December 31, 2001, unless earlier terminated under the provisions of Article XIV.

XIII.    RENEWAL

Following the expiration of its initial term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

1.       a.       by the Board, or

         b. by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

         2. by the affirmative vote of a majority of the [directors]{trustees} who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a [director]{trustee} of the Fund), by votes cast in person at a meeting specifically called for such purpose.

XIV.     TERMINATION

This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act).

XV.      LIABILITY

The Adviser shall be liable to the Fund and shall indemnify the Fund for any losses incurred by the Fund, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.

{The following Paragraph XVI appears only in the Agreements applicable to those Funds established as Massachusetts business trusts (i.e., Aetna Variable Encore Fund, Aetna Income Shares, and Aetna Variable Fund).}

{XVI.    LIMITATION OF LIABILITY FOR CLAIMS
The Fund's Declaration of Trust ("Declaration"), a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of "{Name of Fund}" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund to any extent whatsoever, but that the trust estate only shall be liable.

The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund, or from any Trustee, officer, employee or agent of the Fund.}

[XVI.]{XVII.}     NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such addresses shall be:

if to the Fund:

10 State House Square
Hartford, Connecticut 06103
Fax number 860/275-2158
Attention:  President

if to the Adviser:

10 State House Square
Hartford, Connecticut 06103
Fax number 860/275-4440
Attention:  President or Chief Compliance Officer

[XVII.]{XVIII.}   QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules or orders of the Commission issued pursuant to the 1940 Act, or contained in no-action and interpretive positions taken by the Commission staff. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule or order of the Commission, such provisions shall be deemed to incorporate the effect of such rule or order.

[XVIII.]{XIX.}    SERVICE MARK

The service mark of the Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. (formerly known as Aetna Life and Casualty Company) and their continued use is subject to the right of Aetna Services, Inc. to withdraw this permission in the event the Adviser or another affiliated corporation of Aetna Services, Inc. should not be the investment adviser of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ___ day of ________________, 200__.

                                             Aeltus Investment Management, Inc.

                                                             By:
Attest:                                                      Name:
Name:                                                        Title:
Title:

                                                             Aetna [  ][, Inc.]

Attest:                                                      By:
Name:                                                        Name:
Title:                                                       Title:

                                    EXHIBIT B

                                   FORM OF NEW
                          INVESTMENT ADVISORY AGREEMENT

(Applicable to Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., and Aetna GET Fund Only)

THIS AGREEMENT is made by and between AELTUS INVESTMENT MANAGEMENT, INC. a Connecticut corporation (the "Adviser") and [[AETNA VARIABLE PORTFOLIOS, INC.][AETNA GENERATION PORTFOLIOS, INC.], a Maryland corporation (the "Fund"), on behalf of its portfolio, Aetna [ ] VP (the "Portfolio"),] {AETNA GET FUND, a Massachusetts business trust (the "Fund"), on behalf of its Series [ ] ("Series"),} as of the date set forth above the parties' signatures.

                               W I T N E S S E T H

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

WHEREAS, the Fund has established the [Portfolio]{Series}; and

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and is in the business of acting as an investment adviser; and

WHEREAS, the Fund, on behalf of the [Portfolio]{Series}, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the [Portfolio]{Series} on the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties agree as follows:

I.       APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement and the policies and control of the Fund's Board of [Directors]{Trustees} (the "Board"), the Fund, on behalf of the [Portfolio]{Series}, hereby appoints the Adviser to serve as the investment adviser to the [Portfolio]{Series}, to provide the investment advisory services set forth below in Section II. The Adviser agrees that, except as required to carry out its duties under this Agreement or otherwise expressly authorized, it is acting as an independent contractor and not as an agent of the [Portfolio]{Series} and has no authority to act for or represent the [Portfolio]{Series} in any way.

II.      DUTIES OF THE ADVISER

In carrying out the terms of this Agreement, the Adviser shall do the following:

1.       supervise all aspects of the operations of the [Portfolio]{Series};

2. select the securities to be purchased, sold or exchanged by the [Portfolio]{Series} or otherwise represented in the [Portfolio's]{Series'} investment portfolio, place trades for all such securities and regularly report thereon to the Board;

3. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board;

4. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the [Portfolio]{Series}, securities held by or under consideration for the [Portfolio]{Series}, or the issuers of those securities;

5. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

6. obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the [Portfolio's]{Series'} securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of this Agreement; and

7. take any other actions which appear to the Adviser and the Board necessary to carry into effect the purposes of this Agreement.

III.     REPRESENTATIONS AND WARRANTIES

A.       Representations and Warranties of the Adviser

         The Adviser hereby represents and warrants to the Fund as follows:

1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act. The Adviser shall maintain such registration in effect at all times during the term of this Agreement.

3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the [Portfolio]{Series} in carrying out its obligations hereunder.

B.       Representations and Warranties of the [Portfolio]{Series} and the Fund

         The Fund, on behalf of the [Portfolio]{Series}, hereby represents and warrants to the Adviser as follows:

1. Due [Incorporation]{Establishment} and Organization. The Fund has been duly [incorporated]{established} under the laws of the [State of Maryland]{Commonwealth of Massachusetts} and it is authorized to enter into this Agreement and carry out its obligations hereunder.

2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the [Portfolio]{Series} are registered or qualified for offer and sale to the public under the Securities Act of 1933 and all applicable state securities laws. Such registrations or qualifications will be kept in effect during the term of this Agreement.

IV.      DELEGATION OF RESPONSIBILITIES

Subject   to  the   approval   of  the  Board  and  the   shareholders   of  the
[Portfolio]{Series}, the Adviser may enter into a Subadvisory Agreement to engage a subadviser to the Adviser with respect to the [Portfolio]{Series}.

V.       BROKER-DEALER RELATIONSHIPS

A.       [Portfolio]{Series} Trades

         The Adviser shall place all orders for the purchase and sale of portfolio securities for the [Portfolio]{Series} with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the [Portfolio]{Series} and at commission rates that are reasonable in relation to the benefits received.

B.       Selection of Broker-Dealers

         In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage or research services a commission for executing a portfolio transaction for the [Portfolio]{Series} that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e). This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser may consider the sale of shares of the [Portfolio]{Series} and of other investment companies advised by the Adviser as a factor in the selection of brokers or dealers to effect transactions for the [Portfolio]{Series}, subject to the Adviser's duty to seek best execution. The Adviser may also select brokers or dealers to effect transactions for the [Portfolio]{Series} that provide payment for expenses of the [Portfolio]{Series}. The Board shall periodically review the commissions paid by the [Portfolio]{Series} to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

VI.      CONTROL BY THE BOARD

Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the [Portfolio]{Series} pursuant thereto, shall at all times be subject to any directives of the Board.

VII.     COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

1.       all applicable provisions of the 1940 Act;

2.       the provisions of the current Registration Statement of the Fund;

3. the provisions of the Fund's [Articles of Incorporation]{Declaration of Trust}, as amended;

4.       the provisions of the Bylaws of the Fund, as amended; and

5.       any other applicable provisions of state and federal law.

VIII.    COMPENSATION

[Following paragraph: Aetna Variable Portfolios, Inc. and Aetna Generation Portfolios, Inc. only. Please refer to Appendix 6 for each Fund's fee rate.] For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund, on behalf of the Portfolio, shall pay to the Adviser an annual fee, payable monthly, equal to [ ]% of the average daily net assets of the Portfolio. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 (1/366 in the event of a leap year) of [ ]% of the daily net assets of the Portfolio. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of
Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible.

[Following paragraph:  Aetna GET Fund only]

For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund, on behalf of the Series, shall pay to the Adviser an annual fee, payable monthly, equal to 0.25% of the average daily net assets of the Series during the offering period and equal to 0.60% of the average daily net assets of the Series during the guarantee period. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 (1/366 in the event of a leap year) of 0.25% of the daily net assets of the Series during the offering period and equal to 0.60% of the daily net assets of the Series during the guarantee period. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible.

IX.      EXPENSES

The expenses in connection with the management of the [Portfolio]{Series} shall be allocated between the [Portfolio]{Series} and the Adviser as follows:

A.       Expenses of the Adviser

         The Adviser shall pay:

1. the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the [Portfolio]{Series}, including without limitation, office space, office equipment, telephone and postage costs; and

2. all fees and expenses of all [directors]{trustees}, officers and employees, if any, of the Fund who are employees of the Adviser, including any salaries and employment benefits payable to those persons. B. Expenses of the [Portfolio]{Series}

         The [Portfolio]{Series} shall pay:

1.       investment advisory fees pursuant to this Agreement;

2. brokers' commissions, issue and transfer taxes or other transaction fees payable in connection with any transactions in the securities in the [Portfolio's]{Series'} investment portfolio or other investment transactions incurred in managing the [Portfolio's]{Series'} assets, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

3. fees and expenses of the [Portfolio's]{Series'} independent accountants and legal counsel and the independent [directors']{trustees'} legal counsel;

4.       fees and  expenses of any  administrator,  transfer  agent,  custodian,
         dividend,    accounting,   pricing   or   disbursing   agent   of   the
         [Portfolio]{Series};

5.       interest and taxes;

6. fees and expenses of any membership in the Investment Company Institute or any similar organization in which the Board deems it advisable for the Fund to maintain membership;

7. insurance premiums on property or personnel (including officers and [directors]{trustees}) of the Fund;

8. all fees and expenses of the Fund's [directors]{trustees}, who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser;

9. expenses of preparing, printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the [Portfolio]{Series}, except for those expenses paid by third parties in connection with the distribution of [Portfolio]{Series} shares and all costs and expenses of shareholders' meetings;

10. all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares of the [Portfolio]{Series} or in cash;

11. costs and expenses (other than those detailed in paragraph 9 above) of promoting the sale of shares in the [Portfolio]{Series}, including preparing prospectuses and reports to shareholders of the [Portfolio]{Series}, provided, nothing in this Agreement shall prevent the charging of such costs to third parties involved in the distribution and sale of [Portfolio]{Series} shares;

12. fees payable by the [Portfolio]{Series} to the Commission or to any state securities regulator or other regulatory authority for the registration of shares of the [Portfolio]{Series} in any state or territory of the United States or of the District of Columbia;

13. all costs attributable to investor services, administering shareholder accounts and handling shareholder relations, (including, without limitation, telephone and personnel expenses), which costs may also be charged to third parties by the Adviser; and

14. any other ordinary, routine expenses incurred in the management of the [Portfolio's]{Series'} assets, and any nonrecurring or extraordinary expenses, including organizational expenses, litigation affecting the [Portfolio]{Series} and any indemnification by the Fund of its officers, [directors]{trustees} or agents.

[Following  3  paragraphs:   Aetna  Variable  Portfolios,   Inc.  (except  Aetna
Technology VP) and Aetna Generation Portfolios, Inc. only. Please refer to Appendix 7 for information concerning expense limitation levels for the Funds.]

Notwithstanding the above, the Adviser may waive a portion or all of the fees it is entitled to receive.

In addition, the Adviser may reimburse the Fund, on behalf of a Portfolio, for expenses allocated to a Portfolio.

The Adviser has agreed to waive fees and/or reimburse expenses through December 31, 2001 so that the Portfolio's total annual operating expenses (excluding distribution fees) do not exceed [ ]% of the average daily net assets.

[Following 3 paragraphs:  Aetna Technology VP only.]

Notwithstanding the above, the Adviser may waive a portion or all of the fees it is entitled to receive.

In addition, the Adviser may reimburse the Fund, on behalf of a Portfolio, for expenses allocated to a Portfolio.

The Adviser has agreed to waive fees and/or reimburse expenses through December 31, 2001 so that the Portfolio's total annual operating expenses do not exceed 1.15% of the average daily net assets.

[Following 3 paragraphs:  Each Series of Aetna GET Fund,  except Series C, D and
E.]

Notwithstanding the above, the Adviser may waive a portion or all of the fees it is entitled to receive.

In addition, the Adviser may reimburse the Fund, on behalf of a Series, for expenses allocated to a Series.

The Adviser has agreed to waive fees and/or reimburse expenses so that the Series' total annual operating expenses do not exceed 0.75% of the average daily net assets.

[Following 3 paragraphs:  Aetna GET Fund, Series D and E only.]

Notwithstanding the above, the Adviser may waive a portion or all of the fees it is entitled to receive.

In addition, the Adviser may reimburse the Fund, on behalf of a Series, for expenses allocated to a Series.

The Adviser has agreed to waive fees and/or reimburse expenses (excluding distribution fees) so that the Series' total annual operating expenses do not exceed 0.75% of the average daily net assets.

X.       ADDITIONAL SERVICES

Upon the request of the Board, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the [Portfolio]{Series} that are not required by this Agreement. Such services will be performed on behalf of the [Portfolio][Series] and the Adviser may receive from the [Portfolio]{Series} such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the [Portfolio]{Series} and its shareholders. Payment or assumption by the Adviser of any [Portfolio]{Series} expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the [Portfolio]{Series} nor obligate the Adviser to pay or assume any similar [Portfolio]{Series} expense on any subsequent occasions.

XI.      NONEXCLUSIVITY

The services of the Adviser to the [Portfolio]{Series} are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or [directors]{trustees} of the Fund, and that officers or [directors]{trustees} of the Fund may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.

XII.     TERM

This Agreement shall become effective on _____________, 200__, and shall remain in force and effect through December 31, 2001, unless earlier terminated under the provisions of Article XIV.

XIII.    RENEWAL

Following the expiration of its initial term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

1.       a.       by the Board, or

         b. by the vote of a majority of the [Portfolio's]{Series'} outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

2. by the affirmative vote of a majority of the [directors]{trustees} who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a [director]{trustee} of the Fund), by votes cast in person at a meeting specifically called for such purpose.

XIV.     TERMINATION

This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the [Portfolio's]{Series'} outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act).

XV.      LIABILITY

The Adviser shall be liable to the Fund and shall indemnify the Fund for any losses incurred by the Fund, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.

{The following Paragraph XVI only appears in the Agreements applicable to the Series of Aetna GET Fund, which was established as a Massachusetts business trust.}

{XVI.    LIMITATION OF LIABILITY FOR CLAIMS
The Fund's Declaration of Trust ("Declaration"), a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Aetna GET Fund" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Series, or Trustee, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund or of the Series to any extent whatsoever, but that the trust estate only shall be liable.

The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Fund on behalf of the Series pursuant to this Agreement shall be limited in all cases to the Series and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Series or any other series of the Fund, or from any Trustee, officer, employee or agent of the Fund. The Adviser understands that the rights and obligations of each series under the Declaration are separate and distinct from those of any and all other series.}

[XVI.]{XVII.}     NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such addresses shall be:

if to the Fund, on behalf of the [Portfolio]{Series}:

10 State House Square
Hartford, Connecticut 06103
Fax number 860/275-2158
Attention:  President

if to the Adviser:

10 State House Square
Hartford, Connecticut 06103
Fax number 860/275-4440
Attention:  President or Chief Compliance Officer

[XVII.]{XVIII.}   QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules or orders of the Commission issued pursuant to the 1940 Act, or contained in no-action and interpretive positions taken by the Commission staff. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule or order of the Commission, such provisions shall be deemed to incorporate the effect of such rule or order.

[XVIII.]{XIX.}    SERVICE MARK

The service mark of the Fund and the [Portfolio]{Series} and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. (formerly known as Aetna Life and Casualty Company) and their continued use is subject to the right of Aetna Services, Inc. to withdraw this permission in the event the Adviser or another affiliated corporation of Aetna Services, Inc. should not be the investment adviser of the [Portfolio]{Series}.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ___ day of ________________, 200__.

                                  Aeltus Investment Management, Inc.

                                  By:
Attest:                           Name:
Name:                             Title:
Title:

                                  Aetna [  ][, Inc.]
                                  [on behalf of its Portfolio
                                  Aetna [  ] VP]
                                  {on behalf of its Series [  ]}

Attest:                           By:
Name:                             Name:
Title:                            Title:

                                    EXHIBIT C

                                   FORM OF NEW
                              SUBADVISORY AGREEMENT

THIS AGREEMENT is made by and among AELTUS INVESTMENT MANAGEMENT, INC., a Connecticut corporation (the "Adviser"), AETNA VARIABLE PORTFOLIOS, INC., a Maryland Corporation (the "Fund"), on behalf of its AETNA TECHNOLOGY VP (the "Series") and Elijah Asset Management, LLC, a Delaware limited liability company (the "Subadviser"), as of the date set forth below.

                               W I T N E S S E T H

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company consisting of multiple investment portfolios, under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, pursuant to authority granted by the Fund's Articles of Incorporation, the Fund has established the Series as a separate investment portfolio; and

WHEREAS, both the Adviser and the Subadviser are registered with the Commission as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and both are in the business of acting as investment advisers; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Fund, on behalf of the Series (the "Investment Advisory Agreement"), which appoints the Adviser as the investment adviser for the Series; and

WHEREAS, the Investment Advisory Agreement authorizes the Adviser to delegate all or a portion of its obligations under the Investment Advisory Agreement to a subadviser;

NOW THEREFORE, the parties agree as follows:

I.       APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement, the Adviser and the Fund, on behalf of the Series, hereby appoint the Subadviser to manage the assets of the Series as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Directors (the "Board"). The Subadviser hereby accepts such appointment and agrees that it shall, for all purposes herein, undertake such obligations as an independent contractor and not as an agent of the Adviser. The Subadviser agrees that except as required to carry out its duties under this Agreement or as otherwise expressly authorized, it has no authority to act for or represent the Series, the Fund or the Adviser in any way. The Subadviser agrees that the Adviser shall have the right at all times upon reasonable notice to inspect the offices and the records of the Subadviser that relate to the Subadviser's performance of this Agreement.

II.      DUTIES OF THE SUBADVISER AND THE ADVISER

A.       Duties of the Subadviser

         The Subadviser shall regularly provide investment advice with respect to the assets held by the Series and shall continuously supervise the investment and reinvestment of securities, instruments or other property (excluding cash and cash instruments) comprising the assets of the Series. In carrying out these duties, the Subadviser shall:

1. select the securities (other than cash instruments) to be purchased, sold or exchanged by the Series or otherwise represented in the Series' investment portfolio and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board;

2. place trade orders with broker-dealers, which may include brokers or dealers affiliated with the Subadviser or the Adviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Series giving consideration to the services and research provided and at commission rates that are reasonable in relation to the benefits received;

3. formulate and implement continuing programs for the purchase and sale of securities (other than cash instruments) and regularly report thereon to the Adviser and, at the request of the Adviser or the Series, to the Board;

4. inform the Adviser on a daily basis of the amount of Series assets that will need to be invested or reinvested in cash and cash instruments; and

5. establish and maintain appropriate policies and procedures including, but not limited to, a code of ethics, which are designed to ensure that the management of the Series is implemented in compliance with the 1940 Act, the Advisers Act, and the rules thereunder.

B.       Duties of the Adviser

         The Adviser shall retain responsibility for oversight of all activities of the Subadviser and for monitoring its activities on behalf of the Series. The Adviser also is responsible for the investment and reinvestment of cash and cash instruments maintained by the Series. In carrying out its obligations under this Agreement and the Investment Advisory Agreement, the Adviser shall:

1. monitor the investment program maintained by the Subadviser for the Series and the Subadviser's compliance program to ensure that the Series' assets are invested in compliance with the Subadvisory Agreement and the Series' investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for the Fund, as filed with the Commission under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act ("Registration Statement");

2. formulate and implement continuing programs for the purchase and sale of cash and cash instruments;

3. file all periodic reports pertaining to the Series required to be filed with the applicable regulatory authorities;

4. review and deliver to the Board all financial, performance and other reports prepared by the Subadviser and/or Adviser under the provisions of this Agreement or as requested by the Board;

5. maintain contact with and enter into arrangements with the custodian, transfer agent, auditors, outside counsel, and other third parties providing services to the Series; and

6. give instructions to the custodian and/or sub-custodian of the Series, concerning deliveries of securities and payments of cash for the Series, as required to carry out the investment activities of the Series as contemplated by this Agreement.

To the extent that the Series incurs a loss as a result of the Adviser's failure to adequately fulfill its duties hereunder, and not as a result of the Subadviser's negligence, the Adviser agrees that it shall be solely responsible to make the Series whole.

III.     REPRESENTATIONS AND WARRANTIES

A.       Representations and Warranties of the Subadviser

         The Subadviser hereby represents and warrants to the Fund and Adviser as follows:

1. Due Organization and Authorization. The Subadviser is duly organized and is in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

2. Registration. The Subadviser is registered as an investment adviser with the Commission under the Advisers Act. The Subadviser shall maintain such registration in effect at all times during the term of this Agreement.

3. Regulatory Orders. The Subadviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Subadviser will notify the Adviser and the Series immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

4. Compliance. The Subadviser has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the 1940 Act and it shall at all times assure that its activities in connection with managing the Series follow these procedures.

B.       Representations and Warranties of the Adviser

         The Adviser hereby represents and warrants to the Subadviser as follows:

1. Due Organization and Authorization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

3. Regulatory Orders. The Adviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Adviser will notify the Subadviser and the Series immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

4. Compliance. The Adviser has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the 1940 Act and it shall at all times assure that its activities in connection with managing the Series follow these procedures.

C.       Representations and Warranties of the Fund

         The Fund hereby represents and warrants to the Adviser and Subadviser as follows:

1. Due Organization and Authorization. The Fund has been duly incorporated as a Corporation under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its obligations hereunder.

2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Fund are registered or qualified for offer and sale to the public under the 1933 Act and all applicable state securities laws. Such registrations or qualifications will be kept in effect during the term of this Agreement.

IV.      BROKER-DEALER RELATIONSHIPS

In selecting broker-dealers qualified to execute a particular equity transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage or research services a commission for executing a portfolio transaction for the Series that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e). This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may consider the sale of shares of the Series and of other investment companies advised by the Adviser as a factor in the selection of brokers or dealers to effect transactions for the Series, subject to the Subadviser's duty to seek best execution. The Subadviser may also select brokers or dealers to effect transactions for the Series that provide payment for expenses of the Series. The Board shall periodically review the commissions paid by the Series to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

V.       CONTROL BY THE BOARD OF DIRECTORS

Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser at the direction of the Adviser on behalf of the Series, shall at all times be subject to any directives of the Board.

VI.      COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser and Subadviser shall at all times conform to:

1. all applicable provisions of the 1940 Act, the Advisers Act and any rules and regulations adopted thereunder;

2. all policies and procedures of the Series as adopted by the Board and as described in the Registration Statement;

3. the provisions of the Articles of Incorporation of the Fund, as amended from time to time;

4.       the provisions of the Bylaws of the Fund, as amended from time to time;
         and

5.       any other applicable provisions of state or federal law.

VII.     COMPENSATION

The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee equal to 0.50% of the average daily net assets in the Series. The fee shall be payable monthly. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 (1/366 in the event of a leap year) of the annual fee applied to the daily net assets of the Series. If it is Agreement becomes effective subsequent to the first day of a month or shall terminate prior to the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

VIII.    ALLOCATION OF EXPENSES

The Subadviser shall pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Series hereunder, including, but not limited to, office space, office equipment, telephone and postage costs. The Subadviser shall not be responsible for any other expenses related to the operation of the Fund.

IX.      NONEXCLUSIVITY

The services of the Subadviser with respect to the Series are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood that officers or directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

X.       TERM

This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect through December 31, 2001, unless earlier terminated under the provisions of Article XI. Following the expiration of its initial term, the Agreement shall continue in force and effect for one year periods, provided such continuance is specifically approved at least annually:

1. (a) by the Board or (b) by the vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

2. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose.

XI.      TERMINATION

This Agreement may be terminated:

1. at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Series; or

2. by the Subadviser on sixty (60) days' written notice to both the Adviser and the Fund, unless written notice is waived by the party(ies) required to be notified; or

3. automatically in the event there is an "assignment" of this Agreement, as defined in Section 2(a)(4) of the 1940 Act.

XII.     LIABILITY

The Subadviser shall be liable to the Series and the Subadviser and shall indemnify the Series and the Adviser for any losses incurred by the Series or the Adviser whether in the purchase, holding, or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Subadviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Subadviser of its duties under this Agreement, in connection with the services rendered by the Subadviser hereunder.

The Adviser shall be liable to the Series and the Subadviser and shall indemnify the Series and the Subadviser for any losses incurred by the Series or the Subadviser whether in the purchase, holding, or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.

Nothing herein shall relieve the Adviser of its responsibilities to the Fund, as set forth in the Investment Advisory Agreement.

XIII.    NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such address shall be:

         if to the Fund, on behalf of the Series or the Adviser:

         10 State House Square, SH11
         Hartford, Connecticut 06103-3602
         Fax number: 860/275-2158
         Attn:  Secretary

         if to the Subadviser:

         100 Pine Street, Suite 420
         San Francisco, California 94111
         Fax number: 415/274-2461
         Attention:  Chief Executive Officer


XIV.      QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Either party shall have the right to require that any dispute arising under the Agreement be submitted to binding arbitration at the American Arbitration Association ("AAA") located in New York, New York, in accordance with the AAA's applicable rules and procedures for dispute resolution.

XV.      SALES PROMOTION

The Subadviser may not use any sales literature, advertising material (including material disseminated through radio, television, or other electronic media) or other communications concerning Series shares or that include the name of the Series or the Adviser without obtaining the Adviser's prior written approval. Notwithstanding the foregoing, nothing herein shall prohibit the Subadviser or any of its principals from using the name of the Fund, the Series or the Adviser in a biographical description of the Subadviser or its principals or prohibit the use of the performance of the Fund or the Series (to the extent permissible under the U.S. federal and state securities laws) in sales literature, advertising material or other communications of the Subadviser that describes the composite performance record of the Subadviser or its principals.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the _____ day of _________________, 200__.

                             Aeltus Investment Management, Inc.

Attest:

By                           By
Name                         Name
Title                        Title


                             Elijah Asset Management, LLC

Attest:

By                           By
Name                         Name
Title                        Title


                             Aetna Variable Portfolios, Inc.
                             on behalf of Aetna Technology VP

Attest:

By                           By
Name                         Name
Title                        Title

                                                                    Appendix 1

                            Companies and Portfolios

           AETNA GET FUND                         AETNA VARIABLE
      Aetna GET Fund, Series C                   PORTFOLIOS, INC.
      Aetna GET Fund, Series D                   Aetna Growth VP
      Aetna GET Fund, Series E                Aetna International VP
      Aetna GET Fund, Series G                Aetna Small Company VP
      Aetna GET Fund, Series H              Aetna Value Opportunity VP
      Aetna GET Fund, Series I                 Aetna Technology VP
      Aetna GET Fund, Series J            Aetna Index Plus Large Cap VP
      Aetna GET Fund, Series K             Aetna Index Plus Mid Cap VP
                                          Aetna Index Plus Small Cap VP
  Aetna Variable Encore Fund d/b/a

       AETNA MONEY MARKET VP            AETNA GENERATION PORTFOLIOS, INC.
                                                 Aetna Ascent VP
     Aetna Income Shares d/b/a                 Aetna Crossroads VP
           AETNA BOND VP                         Aetna Legacy VP

     Aetna Variable Fund d/b/a
      AETNA BALANCED VP, INC.

          AETNA GROWTH AND
             INCOME VP

                                                                     Appendix 2

               Number of Shares Outstanding as of the Record Date

Fund                                                 Total Shares Outstanding

AETNA GET FUND:
Series C
Series D
Series E
Series G
Series H
Series I
Series J
Series K

Aetna Variable Encore Fund d/b/a
AETNA MONEY MARKET VP

Aetna Income Shares d/b/a
AETNA BOND VP

Aetna Variable Fund d/b/a
AETNA GROWTH AND INCOME VP

AETNA VARIABLE PORTFOLIOS, INC.:
Aetna Growth VP
Aetna International VP
Aetna Small Company VP
Aetna Value Opportunity VP
Aetna Technology VP
Aetna Index Plus Large Cap VP
Aetna Index Plus Mid Cap VP
Aetna Index Plus Small Cap VP

AETNA GENERATION PORTFOLIOS, INC.:
Aetna Ascent VP
Aetna Crossroads VP
Aetna Legacy VP

AETNA BALANCED VP, INC.

                                                                    Appendix 3

                   Beneficial Owners of More than 5% of a Fund

As of August 31, 2000, shares of each Fund were held, in most cases, by Aetna Life Insurance and Annuity Company, 151 Farmington Avenue, Hartford, Connecticut 06156-8962, Aetna Insurance Company of America, 5100 West Lemon Street, Suite 213, Tampa, Florida 33609, and Aetna Life Insurance Company, 151 Farmington Avenue, Hartford, Connecticut 06156-8962, on behalf of the following separate accounts that fund variable annuity and life insurance contracts issued to individual or group contract holders:

Aetna Ascent VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                     93,838.34                0.65%
Variable Annuity Account B                  1,240,276.07                8.61%
Variable Annuity Account C                  5,216,826.16               36.23%
Variable Annuity Account D                  7,629,564.38               52.98%
Variable Life Account B                       220,365.34                1.53%

Aetna Balanced VP, Inc.

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                    555,050.96                0.46%
Variable Annuity Account B                 13,284,597.25               10.97%
Variable Annuity Account C                 60,019,035.94               49.55%
Variable Annuity Account D                 45,575,967.48               37.62%
Variable Life Account B                     1,703,379.78                1.41%
Variable Life Account C                         2,022.06                0.00%

Aetna Income Shares d/b/a/

AETNA BOND VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                    553,630.17                1.04%
Variable Annuity Account B                  7,353,870.52               13.76%
Variable Annuity Account C                 23,260,026.50               43.53%
Variable Annuity Account D                 20,559,908.18               38.48%
Variable Life Account B                     1,376,635.12                2.58%
Variable Life Account C                           524.86                0.00%

Aetna Crossroads VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                     63,272.98                0.46%
Variable Annuity Account B                  1,620,617.23               11.89%
Variable Annuity Account C                  4,608,541.66               33.81%
Variable Annuity Account D                  7,185,486.37               52.72%
Variable Life Account B                       152,137.31                1.12%
Variable Life Account C                             2.87                0.00%

Aetna GET Fund, Series C

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                    573,220.16                3.60%
Variable Annuity Account C                 13,211,730.57               83.00%
Variable Annuity Account D                  2,133,420.95               13.40%

Aetna GET Fund, Series D

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                 13,701,462.09               25.57%
Variable Annuity Account C                 34,780,632.28               64.90%
Variable Annuity Account D                  5,106,113.92                9.53%

Aetna GET Fund, Series E

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                 33,649,295.93               67.61%
Variable Annuity Account C                 13,582,630.35               27.29%
Variable Annuity Account D                  2,541,456.93                5.11%

Aetna GET Fund, Series G

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                 19,232,306.75               81.39%
Variable Annuity Account C                  3,949,338.71               16.71%
Variable Annuity Account D                    449,428.98                1.90%

Aetna GET Fund, Series H

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                 13,972,315.49               81.19%
Variable Annuity Account C                  2,985,076.71               17.35%
Variable Annuity Account D                    251,906.98                1.46%

Aetna GET Fund, Series I

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                  9,612,460.68               98.44%
Variable Annuity Account C                    152,291.54                1.56%

Aetna GET Fund, Series J

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                    327,662.99               92.57%
Variable Annuity Account C                     26,198.52                7.40%

Aetna Variable Fund d/b/a/

AETNA GROWTH AND INCOME VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                    972,112.15                0.31%
Variable Annuity Account B                 36,547,207.42               11.83%
Variable Annuity Account C                188,397,805.65               60.99%
Variable Annuity Account D                 75,811,874.86               24.54%
Variable Life Account B                     5,559,635.15                1.80%
Variable Life Account C                         1,741.70                0.00%

Aetna Growth VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                    311,304.46                1.17%
Variable Annuity Account B                  4,854,549.36               18.29%
Variable Annuity Account C                 10,749,534.64               40.51%
Variable Annuity Account D                 10,621,374.59               40.02%
Variable Life Account B                         1,064.72                0.00%

Aetna Index Plus Large Cap VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                    777,718.77                1.19%
Variable Annuity Account B                 13,805,984.49               21.06%
Variable Annuity Account C                 26,247,427.71               40.04%
Variable Annuity Account D                 23,699,052.51               36.15%
Variable Life Account B                     1,023,122.78                1.56%
Variable Life Account C                         5,768.49                0.01%

Aetna Index Plus Mid Cap VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                    136,540.97                4.53%
Variable Annuity Account C                  1,516,779.03               50.31%
Variable Annuity Account D                  1,361,284.42               45.16%

Aetna Index Plus Small Cap VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account B                     73,947.16                5.21%
Variable Annuity Account C                    904,209.83               63.69%
Variable Annuity Account D                    441,532.48               31.10%

Aetna International VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                     53,406.45                1.62%
Variable Annuity Account B                    676,101.48               20.45%
Variable Annuity Account C                    964,627.62               29.18%
Variable Annuity Account D                  1,611,443.04               48.75%

Aetna Legacy VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                    137,198.32                1.41%
Variable Annuity Account B                  2,148,189.06               22.03%
Variable Annuity Account C                  3,109,294.23               31.89%
Variable Annuity Account D                  4,253,306.37               43.62%
Variable Life Account B                       102,937.39                1.06%
Variable Life Account C                           179.66                0.00%

Aetna Variable Encore Fund d/b/a/

AETNA MONEY MARKET VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                  2,217,186.14                2.60%
Variable Annuity Account B                 15,587,782.63               18.25%
Variable Annuity Account C                 22,398,204.02               26.23%
Variable Annuity Account D                 42,519,404.89               49.79%
Variable Life Account B                     2,678,447.41                3.14%
Variable Life Account C                           402.05                0.00%

Aetna Small Company VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                    438,396.39                2.92%
Variable Annuity Account B                  2,600,254.66               17.34%
Variable Annuity Account C                  5,998,400.08               40.00%
Variable Annuity Account D                  5,909,017.34               39.40%
Variable Life Account B                        49,751.79                0.33%

Aetna Technology VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                     24,962.00                0.75%
Variable Annuity Account B                    672,854.39               20.21%
Variable Annuity Account C                  1,806,704.04               54.26%
Variable Annuity Account D                    825,372.38               24.79%

Aetna Value Opportunity VP

Separate Account Name                    Number of Shares         Percentage

Variable Annuity Account I                    319,204.43                5.06%
Variable Annuity Account B                  1,101,114.84               17.46%
Variable Annuity Account C                  2,672,061.08               42.36%
Variable Annuity Account D                  2,205,654.22               34.97%
Variable Life Account B                         9,385.36                0.15%

                                                                     Appendix 4

Executive Officers of Aetna GET Fund, Aetna Variable Encore Fund d/b/a Aetna Money Market VP, Aetna Income Shares d/b/a Aetna Bond VP, Aetna Variable Fund d/b/a Aetna Growth and Income VP, Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc. and Aetna Balanced VP, Inc.

                        Position(s) With             Principal Occupation
Name and Age            each Company                 During Past 5 Years

J. Scott Fox          Trustee (since         Director,  Managing Director, Chief
(Age 45)              1997) and President    Operating Officer,  Chief Financial
                      (Principal Executive   Officer,      Aeltus     Investment
                      Officer)               Management,     Inc.    (investment
                                             adviser),  April  1994 to  present;
                                             Director,  Managing Director, Chief
                                             Operating Officer,  Chief Financial
                                             Officer,   Aeltus   Capital,   Inc.
                                             (broker-dealer),  February  1995 to
                                             present;     Director,     Managing
                                             Director,  Chief Operating Officer,
                                             Chief  Financial  Officer,   Aeltus
                                             Trust Company, May 1996 to present;
                                             Senior  Vice  President--Operations
                                             (Interim  Assignment),  Aetna  Life
                                             Insurance   and  Annuity   Company,
                                             March   1997  to   December   1997;
                                             Director or Trustee and  President,
                                             December   1997  to  present  (Vice
                                             President and Treasurer, March 1996
                                             to  December  1997),  Aetna  Series
                                             Fund,  Inc.,  Aetna  Variable Fund,
                                             Aetna Income Shares, Aetna Variable
                                             Encore  Fund,  Aetna  Balanced  VP,
                                             Inc.,   Aetna   GET   Fund,   Aetna
                                             Generation  Portfolios,   Inc.  and
                                             Aetna Variable Portfolios, Inc.

Wayne F. Baltzer        Vice President       Vice  President,   Aeltus  Capital,
(Age 56)                (since 1996)         Inc.,  May  1998 to  present;  Vice
                                             President,     Aetna     Investment
                                             Services,  Inc.,  July  1993 to May
                                             1998.

Stephanie A. DeSisto    Vice President       Vice    President,    Mutual   Fund
(Age 46)                (since 1998),        Accounting,    Aeltus    Investment
                        Treasurer and        Management,  Inc., November 1995 to
                        Chief Financial      present;   Director,   Mutual  Fund
                        Officer (Principal   Accounting,  Aetna  Life  Insurance
                        Financial and        and Annuity Company, August 1994 to
                        Accounting Officer   November 1995.
                        (since 1997)
                                             Managing      Director,      Aeltus
Frank J. Litwin         Vice President       Investment Management, Inc., August
(Age 50)                (since 1997)         1997 to present; Managing Director,
                                             Aeltus  Capital,  Inc., May 1998 to
                                             present;  Vice President,  Fidelity
                                             Investments  Institutional Services
                                             Company, April 1992 to August 1997.

Daniel E. Burton         Secretary           Assistant   General   Counsel   and
(Age 33)                                     Assistant     Secretary,     Aeltus
                                             Investment  Management,  Inc., July
                                             2000 to present;  Assistant General
                                             Counsel  and  Assistant  Secretary,
                                             Aeltus Capital,  Inc., July 2000 to
                                             present;  Assistant General Counsel
                                             and  Assistant  Secretary,   Aeltus
                                             Trust   Company,   July   2000   to
                                             present;  Counsel,  Aetna Financial
                                             Services Company, September 1997 to
                                             present;  Attorney,  Securities and
                                             Exchange Commission, August 1996 to
                                             August 1997; Associate, Kirkpatrick
                                             & Lockhart,  LLP, September 1992 to
                                             August 1996.

                                                                   Appendix 5

                Dates Relating to Investment Advisory Agreements
                                                                                    Date Current           Date Current
                                                                                 Investment Advisory      Investment Advisory
                                                           Date of Current         Agreement Last         Agreement Last
                                                         Investment Advisory    Approved by the Board      Approved by
Fund*                              Commencement of            Agreement                                    Shareholders
                                    Operations

AETNA GET FUND:
Series C                        September 16, 1996      December 30, 1999       December 15, 1999      September 13, 1996
Series D                        October 15, 1998        December 30, 1999       December 15, 1999      October 7, 1998
Series E                        June 15, 1999           April 1, 1999           March 31, 1999         June 11, 1999
Series G                        September 15, 1999      July 28, 1999           June 23, 1999          September 14, 1999
Series H                        December 15, 1999       September 27, 1999      September 22, 1999     December 13, 1999
Series I                        March 15, 2000          February 9, 2000        December 15, 1999      March 14, 2000
Series J                        June 15, 2000           February 9, 2000        December 15, 1999      June 13, 2000
Series K                        September 14, 2000      February 9, 2000        December 15, 1999      September 13, 2000

Aetna Variable Encore Fund      August 1, 1975          December 30, 1999       December 15, 1999      July 19, 1996
d/b/a
AETNA MONEY MARKET VP

Aetna Income Shares d/b/a       May 15, 1973            December 30, 1999       December 15, 1999      June 17, 1996
AETNA BOND VP

Aetna Variable Fund d/b/a       May 1, 1975             December 30, 1999       December 15, 1999      June 17, 1996
AETNA GROWTH AND INCOME VP

AETNA VARIABLE PORTFOLIOS,
INC.:

Aetna Growth VP                 December 13, 1996       December 30, 1999       December 15, 1999      September 13, 1996
Aetna International VP          December 22, 1997       December 30, 1999       December 15, 1999      December 22, 1997
Aetna Small Company VP          December 27, 1996       December 30, 1999       December 15, 1999      September 13, 1996
Aetna Value Opportunity VP      December 13, 1996       December 30, 1999       December 15, 1999      September 13, 1996
Aetna Technology VP             May 1, 2000             April 28, 2000          April 12, 2000         April 28, 2000
Aetna Index Plus Large Cap VP   September 16, 1996      December 30, 1999       December 15, 1999      September 13, 1996
Aetna Index Plus Mid Cap VP     December 16, 1997       December 30, 1999       December 15, 1999      December 16, 1997
Aetna Index Plus Small Cap VP   December 19, 1997       December 30, 1999       December 15, 1999      December 19, 1997
AETNA GENERATION PORTFOLIOS,
INC.:
Aetna Ascent VP                 July 5, 1995            December 30, 1999       December 15, 1999      June 17, 1996
Aetna Crossroads VP             July 5, 1995            December 30, 1999       December 15, 1999      June 17, 1996
Aetna Legacy VP                 July 5, 1995            December 30, 1999       December 15, 1999      June 17, 1996
AETNA BALANCED VP, INC.         May 3, 1989             December 30, 1999       December 15, 1999      June 17, 1996

* In December 1999, the Board approved the revision of certain Funds' Investment
Advisory Agreements in order to continue specific expense limitation provisions and to make several immaterial changes to clarify certain provisions and to promote uniformity among all the Agreements. In those cases, the date of the agreement may be later than the dates of approval by the Board and shareholders.


                                                                    Appendix 6

                          Investment Advisory Fee Rates

Listed below are the advisory fees that Aeltus is entitled to receive from each Fund at an annual rate based on average daily net assets of the Fund:

Fund                                                   Advisory Fee

AETNA GET FUND:

Series C 0.25% during the Offering Period (September 16, 1996 through December 16, 1996)
                          0.60% during the Guarantee Period (December 17, 1996 through December 16, 2001)

Series D 0.25% during the Offering Period (October 15, 1998 through January 15, 1999)
                          0.60% during the Guarantee Period (January 16, 1999 through January 15, 2004)

Series E 0.25% during the Offering Period (June 15, 1999 through September 14, 1999)
                          0.60% during the Guarantee Period (September 15,1999 through September 14, 2004)

Series G 0.25% during the Offering Period (September 15, 1999 through December 14, 1999)
                          0.60% during the Guarantee Period (December 15, 1999 through December 14, 2004)

Series H 0.25% during the Offering Period (December 15, 1999 through March 14, 2000)
                          0.60% during the Guarantee Period (March 15, 2000 through March 14, 2005)

Series I                  0.25% during the Offering Period (March 15, 2000
                          through June 14, 2000)
                          0.60% during the Guarantee Period (June 15, 2000 through June 14, 2005)

Series J 0.25% during the Offering Period (June 15, 2000 through September 13, 2000)
                          0.60% during the Guarantee Period (September 14, 2000 through September 13, 2005)

Series K 0.25% during the Offering Period (September 14, 2000 through December 13, 2000)
                          0.60% during the Guarantee Period (December 14, 2000 through December 13, 2005)

Aetna Variable Encore Fund d/b/a                       0.25%
AETNA MONEY MARKET VP

Aetna Income Shares d/b/a                              0.40%
AETNA BOND VP

Aetna Variable Fund d/b/a                            0.50% on first $10 billion;
AETNA GROWTH AND INCOME VP                           0.45% on next $5 billion;
                                                     0.425% over $15 billion.

AETNA VARIABLE PORTFOLIOS, INC.:

Aetna Growth VP                                        0.60%
Aetna International VP                                 0.85%
Aetna Small Company VP                                 0.75%
Aetna Value Opportunity VP                             0.60%
Aetna Technology VP                                    0.95%
Aetna Index Plus Large Cap VP                          0.35%
Aetna Index Plus Mid Cap VP                            0.40%
Aetna Index Plus Small Cap VP                          0.40%

AETNA GENERATION PORTFOLIOS, INC.:

Aetna Ascent VP                                        0.60%
Aetna Crossroads VP                                    0.60%
Aetna Legacy VP                                        0.60%

AETNA BALANCED VP, INC.                                0.50%





                                                                  Appendix 7

                            Fund Expense Limitations

Aeltus currently is contractually obligated through December 31, 2000 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or reimburse a portion of those Funds' other expenses in order to ensure that the applicable Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets set forth in the table below. There are no fee waiver/expense reimbursement provisions applicable to Aetna GET Fund, Series C, Aetna Variable Encore Fund d/b/a Aetna Money Market VP, Aetna Income Shares d/b/a Aetna Bond VP, Aetna Variable Fund d/b/a Aetna Growth and Income VP and Aetna Balanced VP, Inc.

Fund                                     Expense Limitation@
----                                     ------------------
AETNA GET FUND:
Series D                                        0.75%
Series E                                        0.75%
Series G*                                       0.75%
Series H*                                       0.75%
Series I*                                       0.75%
Series J*                                       0.75%
Series K*                                       0.75%

AETNA VARIABLE
PORTFOLIOS, INC.:

Aetna Growth VP                                 0.80%
Aetna International VP                          1.15%
Aetna Small Company VP                          0.95%
Aetna Value Opportunity VP                      0.80%
Aetna Technology VP                             1.15%
Aetna Index Plus Large Cap VP                   0.55%
Aetna Index Plus Mid Cap VP                     0.60%
Aetna Index Plus Small Cap VP                   0.60%

AETNA GENERATION PORTFOLIOS, INC.:
Aetna Ascent VP                                 0.75%
Aetna Crossroads VP                             0.70%
Aetna Legacy VP                                 0.65%

@ Expense limitations for all Funds other than these Series of Aetna GET Fund and Aetna Technology VP exclude distribution fees. * There is no expiration date for the expense limitation provisions applicable to Series D, Series E, Series G, Series H, Series I, Series J or Series K.

                                                                   Appendix 8

                          Additional Information about
                       Aeltus Investment Management, Inc.

Aeltus  Investment  Management,  Inc.  is a  wholly  owned  subsidiary  of Aetna
Investment Adviser Holding Company, Inc.; Aetna Investment Adviser Holding Company, Inc. is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company; Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc.; Aetna Retirement Holdings, Inc. is a wholly owned subsidiary of Aetna Retirement Services, Inc.; Aetna Retirement Services, Inc. is a wholly owned subsidiary of Aetna Services, Inc.; and Aetna Services, Inc. is a wholly owned subsidiary of Aetna Inc.

Aeltus Investment Management, Inc., is located at 10 State House Square, Hartford, CT 06103-3602; the address for all other entities listed above is 151 Farmington Ave., Hartford, CT 06156-8962.

               Principal Executive Officer and Directors of Aeltus
                                       Positions and Offices
Name*                                 with Investment Adviser              Other Principal Position(s) Held

John Y. Kim                Director, President, Chief Executive Officer    Senior    Vice    President    and   Chief
                           and Chief Investment Officer                    Investment  Officer,  Aetna Life Insurance
                                                                           and Annuity Company; Director,  President,
                                                                           Chief   Executive    Officer   and   Chief
                                                                           Investment Officer,  Aeltus Trust Company;
                                                                           Director and  President,  Aeltus  Capital,
                                                                           Inc.;   Director  and   President,   Aetna
                                                                           Investment Adviser Holding Company,  Inc.;
                                                                           Director,   Aetna   Retirement   Services,
                                                                           Inc.;   Vice    President,    Aetna   Life
                                                                           Insurance Company.

J. Scott Fox               Director, Managing Director, Chief Operating    Director,    Managing   Director,    Chief
                           Officer and Chief Financial Officer             Operating   Officer  and  Chief  Financial
                                                                           Officer,      Aeltus     Capital,     Inc.
                                                                           (broker-dealer);     Director,    Managing
                                                                           Director,   Chief  Operating  Officer  and
                                                                           Chief  Financial  Officer,   Aeltus  Trust
                                                                           Company.

Thomas J. McInerney        Director                                        Director   and   President,   Aetna   Life
                                                                           Insurance  and Annuity  Company;  Director
                                                                           and President,  Aetna Retirement Services,
                                                                           Inc.;  Executive  Vice  President,   Aetna
                                                                           Inc.;  Executive  Vice  President,   Aetna
                                                                           Services,  Inc.; Executive Vice President,
                                                                           Aetna Life Insurance Company.

Catherine H. Smith         Director                                        Director,  Senior Vice President and Chief
                                                                           Financial   Officer,    Aetna   Retirement
                                                                           Services,  Inc.;  Director,   Senior  Vice
                                                                           President  and  Chief  Financial  Officer,
                                                                           Aetna Life Insurance and Annuity  Company;
                                                                           Director,   Aetna  Insurance   Company  of
                                                                           America;    Director,   Aetna   Investment
                                                                           Adviser Holding Company, Inc.

* Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

Common Officers and Directors of each Company and Aeltus
                                         Position(s) with
Name                                     each Company                    Position(s) with Aeltus

J. Scott Fox                             Director and President          Director, Managing Director, Chief
                                                                         Operating Officer, Chief Financial Officer

John Y. Kim                              Director                        Director, President, Chief Executive
                                                                         Officer, Chief Investment Officer

Frank J. Litwin                          Vice President                  Managing Director, Retail Marketing and
                                                                         Sales

Wayne F. Baltzer                         Vice President                  Vice President, Mutual Fund Administration
                                                                         and Client Services

Mark A. Baral                            Assistant Treasurer             Assistant Treasurer

Allan Shaer, Jr.                         Assistant Treasurer             Assistant Treasurer

Michael Gioffre                          Assistant Secretary             Assistant General Counsel and Secretary

Daniel E. Burton                         Secretary                       Assistant General Counsel and Assistant
                                                                         Secretary

Stephanie A. DeSisto                     Vice President, Treasurer and   Vice President
                                         Chief Financial Officer

                                                                     Appendix 9

            Advisory Fees Paid to Aeltus Investment Management, Inc.
                      for the Year Ended December 31, 1999

                                    Total Investment                Net Advisory
Fund                                 Advisory Fees      Waiver      Fees Paid

AETNA GET FUND:
Series C                            $  1,164,188      $      0     $ 1,164,188
Series D                               4,338,938         4,158       4,334,780
Series E*                              1,061,278         5,094       1,056,184
Series G**                                98,538        17,356          81,182
Series H***                                  229           229               0
Series I#                                    N/A           N/A             N/A
Series J#                                    N/A           N/A             N/A
Series K#                                    N/A           N/A             N/A

Aetna Variable Encore Fund d/b/a       2,534,715             0      2,534,715
AETNA MONEY MARKET VP

Aetna Income Shares d/b/a              3,050,254             0       3,050,254
AETNA BOND VP

Aetna Variable Fund d/b/a             48,426,000             0      48,426,000
AETNA GROWTH AND INCOME VP

AETNA VARIABLE PORTFOLIOS, INC.:

Aetna Growth VP                        1,477,828             0       1,477,828
Aetna International VP                   216,793       120,367          96,426
Aetna Small Company VP                   834,103             0         834,103
Aetna Value Opportunity VP               465,367             0         465,367
Aetna Technology VP#                         N/A           N/A             N/A
Aetna Index Plus Large Cap VP          2,955,393        14,859       2,940,534
Aetna Index Plus Mid Cap VP               50,910        25,306          25,604
Aetna Index Plus Small Cap VP             37,659        28,202           9,457

AETNA GENERATION PORTFOLIOS, INC.:

Aetna Ascent VP                        1,216,353             0       1,216,353
Aetna Crossroads VP                    1,146,645             0       1,146,645
Aetna Legacy VP                          809,797         2,427         807,370

AETNA BALANCED VP, INC.                9,564,010             0       9,564,010


* For the period from June 15, 1999 (commencement of operations) to December 31, 1999.

** For the period from September 15, 1999 (commencement of operations) to December 31, 1999.

*** For the period from December 15, 1999 (commencement of operations) to December 31, 1999. # Aetna GET Fund, Series I, Series J and Series K and Aetna Technology VP commenced operations after December 31, 1999.

                                                                  Appendix 10

                               Advisory Fee Rates
                  for Funds with Similar Investment Objectives
                  Advised by Aeltus Investment Management, Inc.
                                                                           Advisory Fee
                                               Net Assets               As a Percentage of
Fund(1)                                   As of August 31, 2000      Average Daily Net Assets       Expense Limitation(2)

Aetna Ascent Fund                          $  75,328,091.77       0.80% on first $500 million                  1.00%
                                                                  0.775% on next $500 million
                                                                  0.75% on next $500 million
                                                                  0.725% on next $500 million
                                                                  0.70% over $2 billion

Aetna Balanced Fund                          139,392,910.63       0.80% on first $500 million                   N/A
                                                                  0.75% on next $500 million
                                                                  0.70% on next $1 billion
                                                                  0.65% over $2 billion

Aetna Bond Fund                               51,381,575.27       0.50% on first $250 million                  0.75%
                                                                  0.475% on next $250 million
                                                                  0.45% on next $250 million
                                                                  0.425% on next $1.25 billion
                                                                  0.40% over $2 million

Aetna Crossroads Fund                         88,042,081.43       0.80% on first $500 million                  0.95%
                                                                  0.775% on next $500 million
                                                                  0.75% on next $500 million
                                                                  0.725% on next $500 million
                                                                  0.70% over $2 billion

Aetna Growth and Income Fund                 627,369,217.68       0.70% on first $250 million                   N/A
                                                                  0.65% on next $250 million
                                                                  0.625% on next $250 million
                                                                  0.60% on next $1.25 billion
                                                                  0.55% over $2 billion

Aetna Growth Fund                            421,603,266.15       0.70% on first $250 million                   N/A
                                                                  0.65% on next $250 million
                                                                  0.625% on next $250 million
                                                                  0.60% on next $1.25 billion
                                                                  0.55% over $2 billion

Aetna Index Plus Large Cap Fund              461,574,099.99       0.45% on first $500 million                  0.70%
                                                                  0.425% on next $250 million
                                                                  0.40% on next $1.25 billion
                                                                  0.375% over $2 billion

Aetna Index Plus Mid Cap Fund                 15,549,030.84       0.45% on first $500 million                  0.75%
                                                                  0.425% on next $250 million
                                                                  0.40% on next $1.25 billion
                                                                  0.375% over $2 billion

Aetna Index Plus Small Cap Fund                9,559,088.74       0.45% on first $500 million                  0.75%
                                                                  0.425% on next $250 million
                                                                  0.40% on next $1.25 billion
                                                                  0.375% over $2 billion

Aetna International Fund                     153,070,853.18       0.85% on first $250 million                  1.35%
                                                                  0.80% on next $250 million
                                                                  0.775% on next $250 million
                                                                  0.75% on next $1.25 billion
                                                                  0.70% over $2 billion

Aetna Legacy Fund                             45,415,899.78       0.80% on first $500 million                  0.90%
                                                                  0.775% on next $500 million
                                                                  0.75% on next $500 million
                                                                  0.725% on next $500 million
                                                                  0.70% over $2 billion

Aetna Money Market Fund                      437,253,900.00       0.40% on first $500 million                  0.50%
                                                                  0.35% on next $500 million        (through February 29, 2000)
                                                                  0.34% on next $1 billion
                                                                  0.33% on next $1 billion
                                                                  0.30% over $3 billion

Brokerage Cash Reserves                      322,122,360.40       0.200% on first $1 billion                   0.95%
                                                                  0.190% on next $2 billion
                                                                  0.180% Over $3 billion

Aetna Small Company Fund                     272,276,345.92       0.85% on first $250 million                  1.25%
                                                                  0.80% on next $250 million
                                                                  0.775% on next $250 million
                                                                  0.75% on next $1.25 billion
                                                                  0.725% over $2 billion

Aetna Technology Fund                         16,418,287.51       1.05% on first $500 million                  1.50%
                                                                  1.025% on next $500 million
                                                                  1.00% over $1 billion

Aetna Value Opportunity Fund                  11,439,545.36       0.70% on first $250 million                  1.10%
                                                                  0.65% on next $250 million
                                                                  0.625% on next $250 million
                                                                  0.60% on next $1.25 billion
                                                                  0.55% over $2 billion

Aetna Principal Protection Fund I            164,887,094.16       0.25% - Offering Period                      1.25%
                                                                  0.65% - Guarantee Period

Aetna Principal Protection Fund II           123,517,339.12       0.25% - Offering Period                      1.25%
                                                                  0.65% - Guarantee Period

Aetna Principal Protection Fund III          105,554,735.04       0.25% - Offering Period                      1.25%
                                                                  0.65% - Guarantee Period

Aetna Principal Protection Fund IV            53,689,306.13       0.25% - Offering Period                      1.25%
                                                                  0.65% - Guarantee Period

1  Each fund is a separate series of Aetna Series Fund, Inc.

2 Aeltus currently is contractually obligated to waive fees and/or reimburse expenses (excluding distribution and shareholder service fees, except in the case of Brokerage Cash Reserves) of the applicable fund through December 31, 2000 (except for Brokerage Cash Reserves and the Aetna Principal Protection Funds, whose expense limitation provisions have no expiration date) so that the fund's total operating expenses do not exceed this percentage of average daily net assets.

                                                                    Appendix 11

     Administrative Services Fees Paid to Aeltus Investment Management, Inc.
                                        Total                                Net Administra-
                                       Administrative       Administrator    tive Services
Fund                                   Services Fees            Waiver       Fees Paid

AETNA GET FUND:
Series C                                $    145,523           $      0       $    145,523
Series D                                     552,059                  0            552,059
Series E*                                    147,657                  0            147,657
Series G**                                    15,420                  0             15,420
Series H***                                       69                 69                  0
Series I#                                        N/A                N/A                N/A
Series J#                                        N/A                N/A                N/A
Series K#                                        N/A                N/A                N/A

Aetna Variable Encore Fund d/b/a             760,415                  0            760,415
AETNA MONEY MARKET VP

Aetna Income Shares d/b/a                    571,923                  0            571,923
AETNA BOND VP

Aetna Variable Fund d/b/a                  6,089,176                  0          6,089,176
AETNA GROWTH AND INCOME VP

AETNA VARIABLE PORTFOLIOS, INC.:
Aetna Growth VP                              184,729                  0            184,729
Aetna International VP                        19,129                  0             19,129
Aetna Small Company VP                        83,410                  0             83,410
Aetna Value Opportunity VP                    58,171                  0             58,171
Aetna Technology VP#                             N/A                N/A                N/A
Aetna Index Plus Large Cap VP                633,299                  0            633,299
Aetna Index Plus Mid Cap VP                    9,546                  0              9,546
Aetna Index Plus Small Cap VP                  7,061                  0              7,061

AETNA GENERATION PORTFOLIOS, INC.:
Aetna Ascent VP                              152,044                  0            152,044
Aetna Crossroads VP                          143,331                  0            143,331
Aetna Legacy VP                              101,225                  0            101,225

AETNA BALANCED VP, INC.                    1,434,602                  0          1,434,602

* For the period from June 15, 1999 (commencement of operations) to December 31, 1999.

** For the period from September 15, 1999 (commencement of operations) to December 31, 1999.

*** For the period from December 15, 1999 (commencement of operations) to December 31, 1999.

# Aetna GET Fund, Series I, Series J and Series K and Aetna Technology VP commenced operations after December 31, 1999.

                                                                  Appendix 12

                    OFFICERS OF ELIJAH ASSET MANAGEMENT, LLC

                           Positions and Offices           Other Principal
Name*                            with EAM                  Position(s) Held

Ronald E. Elijah        Manager, Chief Executive                N/A
                        Officer, Portfolio Manager

John P. McNiff          Manager, Secretary             Managing Director,
                                                       Longwood  Investment
                                                       Advisors, Inc., Radnor,
                                                       PA;  Director, Longwood
                                                       Offshore Management,
                                                       Berwyn, PA; Officer,
                                                       Trinity Capital Partners,
                                                       Radnor, PA.

Michael S. Dunn            Manager, Chief                        N/A
                           Operating Officer

Roderick R. Berry          Manager, President,                   N/A
                           Portfolio Manager

Scott Rowe                 Manager, Director                     N/A
                           of Client Services

Andrew C. Morrison         Manager, Treasurer,                   N/A
                           Analyst

Jay J. Giacco              Manager                     Vice President, Aeltus
                                                       Investment Management.

* Except for Mr. Giacco, the principal business address of each person named is 100 Pine Street, Suite 420, San Francisco, CA 94111. Mr. Giacco's principal business address is 10 State House Square, Hartford, CT 06103-3602.

                               PRELIMINARY COPIES

          [AETNA GET FUND]                        [AETNA VARIABLE
     [Aetna GET Fund, Series C]                  PORTFOLIOS, INC.]
     [Aetna GET Fund, Series D]                  [Aetna Growth VP]
     [Aetna GET Fund, Series E]               [Aetna International VP]
     [Aetna GET Fund, Series G]               [Aetna Small Company VP]
     [Aetna GET Fund, Series H]             [Aetna Value Opportunity VP]
     [Aetna GET Fund, Series I]                [Aetna Technology VP]
     [Aetna GET Fund, Series J]           [Aetna Index Plus Large Cap VP]
     [Aetna GET Fund, Series K]            [Aetna Index Plus Mid Cap VP]
            (the "Fund")                  [Aetna Index Plus Small Cap VP]
                                                    (the "Fund")
     [AETNA BALANCED VP, INC.]

            (the "Fund")                [AETNA GENERATION PORTFOLIOS, INC.]
                                                 [Aetna Ascent VP]
 [Aetna Variable Encore Fund d/b/a             [Aetna Crossroads VP]
       AETNA MONEY MARKET VP]                    [Aetna Legacy VP]
            (the "Fund")                            (the "Fund")

     [Aetna Income Shares d/b/a              [Aetna Variable Fund d/b/a
           AETNA BOND VP]                         AETNA GROWTH AND
            (the "Fund")                             INCOME VP]
                                                    (the "Fund")

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
                             THE BOARD OF THE FUND.

IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED, YOUR SHARES WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, YOUR SHARES WILL BE VOTED BY THE PROXIES FOR APPROVAL OF THE PROPOSALS.

  Please sign exactly as name appears on this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.


                             X______________________

                             X______________________
                                  Signature(s)

                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 22, 2000, and at any adjournment or postponement thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS J. SCOTT FOX AND WAYNE F. BALTZER TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

[   ] [box is filled in solidly]  EXAMPLE

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. To elect 8 Board members to serve until their successors are elected and qualified;

FOR   [ ]         WITHHOLD   [ ]    FOR ALL EXCEPT   [ ]

Albert E. DePrince, Jr.       John Y. Kim
Maria T. Fighetti             Sidney Koch
J. Scott Fox                  Corine T. Norgaard
David L. Grove                Richard G. Scheide

Note: If you do not wish your shares voted "For" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominee(s).

2. To approve a new Investment Advisory Agreement between the Fund and Aeltus Investment Management, Inc. ("Aeltus");

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

3. (For Shareholders of Aetna Technology VP Only) To approve a new Subadvisory Agreement among Aetna Technology VP, Aeltus and Elijah Asset Management, LLC;

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

4. (For Shareholders of Aetna Variable Encore Fund d/b/a Aetna Money Market VP, Aetna Income Shares d/b/a Aetna Bond VP, Aetna Variable Fund d/b/a Aetna Growth and Income VP and the Series of Aetna GET Fund
          Only) To approve an amendment to the Fund's Declaration of Trust; and

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

5. To ratify the selection of KPMG LLP as independent auditors for the Fund for the fiscal year ending December 31, 2001.

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                               PRELIMINARY COPIES

         [AETNA GET FUND]                         [AETNA VARIABLE
    [Aetna GET Fund, Series C]                   PORTFOLIOS, INC.]
    [Aetna GET Fund, Series D]                   [Aetna Growth VP]
    [Aetna GET Fund, Series E]                [Aetna International VP]
    [Aetna GET Fund, Series G]                [Aetna Small Company VP]
    [Aetna GET Fund, Series H]              [Aetna Value Opportunity VP]
    [Aetna GET Fund, Series I]                 [Aetna Technology VP]
    [Aetna GET Fund, Series J]            [Aetna Index Plus Large Cap VP]
    [Aetna GET Fund, Series K]             [Aetna Index Plus Mid Cap VP]
           (the "Fund")                   [Aetna Index Plus Small Cap VP]
                                                    (the "Fund")
    [AETNA BALANCED VP, INC.]

           (the "Fund")                 [AETNA GENERATION PORTFOLIOS, INC.]
                                                 [Aetna Ascent VP]
[Aetna Variable Encore Fund d/b/a              [Aetna Crossroads VP]
      AETNA MONEY MARKET VP]                     [Aetna Legacy VP]
           (the "Fund")                             (the "Fund")

    [Aetna Income Shares d/b/a               [Aetna Variable Fund d/b/a
          AETNA BOND VP]                          AETNA GROWTH AND
           (the "Fund")                              INCOME VP]
                                                    (the "Fund")

                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF
                             THE BOARD OF THE FUND.

                     VARIABLE ANNUITY ACCOUNTS B, C, D and I

                         VARIABLE LIFE ACCOUNTS B and C

IF THIS AUTHORIZATION CARD IS PROPERLY EXECUTED AND RETURNED, YOUR INTEREST WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY YOU, THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY OR VARIABLE LIFE CONTRACT FUNDED BY A SEPARATE ACCOUNT OF EITHER AETNA LIFE INSURANCE AND ANNUITY COMPANY ("ALIAC") OR AETNA INSURANCE COMPANY OF AMERICA (COLLECTIVELY, "AETNA"). IF YOU DO NOT RETURN THIS
AUTHORIZATION CARD, AETNA WILL VOTE THE FUND SHARES ATTRIBUTABLE TO YOUR INTEREST IN EACH SEPARATE ACCOUNT (EXCEPT ACCOUNT D), FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTION AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER CONTRACT HOLDERS. ALIAC WILL ONLY VOTE THOSE SHARES OF THE FUND ATTRIBUTABLE TO SEPARATE ACCOUNT D FOR WHICH IT RECEIVES INSTRUCTIONS. IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE, AETNA IS INSTRUCTED TO VOTE THE SEPARATE ACCOUNT INTEREST "FOR" THE PROPOSALS.

  Please sign exactly as name appears on this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee, plan sponsor or guardian, please give title. If a
                  corporation or partnership, sign in entity's
                         name and by authorized persons.

                             X______________________

                             X______________________
                         (Signature of Contract Holder)

                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 22, 2000, and at any adjournment or postponement thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS AETNA TO VOTE THE INTEREST OF THE CONTRACT HOLDER(S) SIGNING ON THE REVERSE SIDE IN THE SHARES OF THE FUND HELD IN THE SEPARATE ACCOUNT AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

[   ] [box is filled in solidly] EXAMPLE

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. To elect 8 Board members to serve until their successors are elected and qualified;

FOR   [ ]         WITHHOLD   [ ]    FOR ALL EXCEPT   [ ]

Albert E. DePrince, Jr.            John Y. Kim
Maria T. Fighetti                  Sidney Koch
J. Scott Fox                       Corine T. Norgaard
David L. Grove                     Richard G. Scheide

Note: If you do not wish your shares voted "For" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominee(s).

2. To approve a new Investment Advisory Agreement between the Fund and Aeltus Investment Management, Inc. ("Aeltus");

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

3. (For Contract Holders with Interests in Aetna Technology VP Only) To approve a new Subadvisory Agreement among Aetna Technology VP, Aeltus and Elijah Asset Management, LLC;

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

4. (For Contract Holders with Interests in Aetna Variable Encore Fund d/b/a Aetna Money Market VP, Aetna Income Shares d/b/a Aetna Bond VP, Aetna Variable Fund d/b/a Aetna Growth and Income VP and the Series of Aetna GET Fund Only) To approve an amendment to the Fund's Declaration of Trust; and

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

5. To ratify the selection of KPMG LLP as independent auditors for the Fund for the fiscal year ending December 31, 2001.

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.